UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR
Certified Shareholder Report of
Registered Management Investment Companies

Investment Company Act File Number: 811-05888

SMALLCAP World Fund, Inc.
(Exact Name of Registrant as Specified in Charter)

333 South Hope Street
Los Angeles, California 90071
(Address of Principal Executive Offices)

Registrant's telephone number, including area code: (213) 486-9200

Date of fiscal year end: September 30

Date of reporting period: September 30, 2010

Patrick F. Quan
Capital Research and Management Company
P.O. Box 7650, One Market, Steuart Tower
San Francisco, California 94120
(Name and Address of Agent for Service)

Copies to:
Mark D. Perlow
K&L Gates LLP
Four Embarcadero Center, Suite 1200
San Francisco, California  94111
(Counsel for the Registrant)

ITEM 1 – Reports to Stockholders

SMALLCAP World Fund®

[photo of the side of a mirrored-glass building]
Special feature

Different approaches, one goal

▶ See page 4

Annual report for the year ended September 30, 2010

SMALLCAP World Fund® seeks long-term growth of capital through investments in smaller companies in the United States and around the world.

This fund is one of the 30 American Funds. American Funds is one of the nation’s largest mutual fund families. For nearly 80 years, Capital Research and Management Company,SM the American Funds adviser, has invested with a long-term focus based on thorough research and attention to risk.

Fund results shown in this report, unless otherwise indicated, are for Class A shares at net asset value. If a sales charge (maximum 5.75%) had been deducted, the results would have been lower. Results are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. Investing for short periods makes losses more likely. Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value. For current information and month-end results, visit americanfunds.com.

Results at a glance
For periods ended September 30, 2010, with all distributions reinvested

		Average annual total returns
	Total returns			Lifetime (since
	1 year	5 years	10 years	4/30/90)

SMALLCAP World Fund
(Class A shares)	19.1%	5.9%	3.3%	9.6%

MSCI All Country World
Small Cap Index1,2	16.1	5.3	7.4	n/a

Lipper Global Small-Cap
Funds Average3	17.3	3.8	3.6	9.6

1 The market index cited in this report is unmanaged, and its results include reinvested distributions but do not reflect the effect of sales charges, commissions, account fees, expenses or taxes.
2 The MSCI All Country World Small Cap Index is a free float-adjusted market capitalization weighted index that is designed to measure equity market results of smaller capitalization companies in both developed and emerging markets.

3 Lipper averages do not reflect the effect of sales charges, account fees or taxes.

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The fund’s investment adviser waived a portion of its management fees from September 1, 2004, through December 31, 2008. Applicable fund results shown reflect the waiver, without which they would have been lower. See the Financial Highlights table on pages 26 and 27 for details.

See page 3 for Class A share results with relevant sales charges deducted. Results for other share classes can be found on page 34.

Equity investments are subject to market fluctuations. Investing outside the United States may be subject to additional risks, such as currency fluctuations and political instability. These risks may be heightened in connection with investments in developing countries. Investing in small-capitalization stocks can involve greater risk than is customarily associated with investing in stocks of larger, more established companies. See the prospectus and the Risk Factors section of this report for more information on these and other risks associated with investing in the fund.

Fellow shareholders:

The global economy continued with an uneven and, at this point, incomplete recovery during SMALLCAP World Fund’s most recent fiscal year. Despite this uncertain environment, the fund produced a total return of 19.1% for the 12 months ended September 30, 2010. This total return assumes reinvestment of dividends, which totaled 19.6 cents a share during the period.

This total return surpassed those of its primary benchmark and its peers. The MSCI All Country World Small Cap Index, an unmanaged measure of global small-capitalization stocks, gained 16.1%. The fund’s peer group, as represented by the Lipper Global Small-Cap Funds Average, saw a total return of 17.3%.

The year in review

The global economy, which embarked on recovery in mid-2009, continued to show gradual signs of improvement during the fund’s fiscal year, with its strongest signals of growth coming in late 2009 and early 2010. In developed nations, a coordinated fiscal and monetary stimulus effort appeared to produce short-term benefits, while emerging economies built on their resilience in the 2008–2009 downturn.

The second half of the fiscal year saw a number of issues come to a head, starting with the Greek financial crisis and potential problems for other over-leveraged European nations. This was exacerbated by signs of slowing economic growth in both Europe and the United States. Unemployment in the developed world remains high, and governments with mounting debt have fewer options to further stimulate the economy.

Despite these concerns, most equity markets around the world saw positive gains for the period, with small-capitalization stocks generally outperforming large-cap stocks domestically and abroad. However, most of these gains came in the first six months of the fiscal year. Overall, equity markets have been volatile since then, though small-cap stocks continued to post gains around the world in the most recent quarter.

[photo of the side of a mirrored-glass building]
[Begin Sidebar]
In this report

Special feature

4	Different approaches, one goal

The fund’s portfolio counselors have different perspectives on today’s market, but are united in their goals to find the best potential investments for the fund.

Contents

1	Letter to shareholders

3	The value of a long-term perspective

10	Summary investment
portfolio

17	Financial statements

35	Board of directors and other officers
[End Sidebar]

[Begin Sidebar]

Where are SMALLCAP’s holdings located?

[begin pie chart]
As of September 30, 2010	Percent of net assets

■ United States	39.1%
■ Asia & Pacific Basin	27.9
■ Europe	19.5
■ Other (including Canada
& Latin America)	6.5
■ Short-term securities &
other assets less liabilities	7.0
[end pie chart]

[begin pie chart]
As of September 30, 2009	Percent of net assets

■ United States	41.1%
■ Asia & Pacific Basin	24.7
■ Europe	19.9
■ Other (including Canada
& Latin America)	5.7
■ Short-term securities &
other assets less liabilities	8.6
[end pie chart]
[End Sidebar]

[Begin Sidebar]
Largest equity holdings	Percent of net assets

ENN Energy Holdings	1.0%
Kingboard Chemical Holdings	.8
Container Corp. of India	.8
AAC Acoustic Technologies Holdings	.8
Pacific Rubiales Energy	.7
Dah Sing Financial Holdings	.6
Modern Times Group	.6
MSC Industrial Direct	.6
lululemon athletica	.6
Thoratec	.6
[End Sidebar]

How the fund responded

Unlike consumers and governments in the developed world, corporations in both developed and emerging markets have relatively strong balance sheets, making the corporate investment environment more accommodating than the general economic backdrop at this time. In general, valuations of small-cap emerging markets stocks are approaching those of small-cap stocks from the developed world, given the latter regions’ economic uncertainties.

Of the 45 countries that the MSCI All Country World Small Cap Index represents, 37 saw positive total returns for the full fiscal year, measured in U.S. dollars. Of the eight nations with negative returns, four of them — Greece, Ireland, Portugal and Spain — were at the forefront of Europe’s financial crisis. Some of the index’s best returns came from Latin America, particularly Brazil and Chile, as well as from Asia, notably Thailand, Malaysia, the Philippines and China.

Our investments cover a broad range of companies from all over the world and across the industry spectrum. Each of our top 10 holdings produced at least double-digit returns for the period; our fifth-largest holding, Pacific Rubiales Energy, rose 126.7% for the period. The fund’s top holding, ENN Energy Holdings, gained 44.3% as well.

Overall, strong returns from energy and financial stocks helped the fund, as did holdings from emerging markets, while housing-related holdings, both domestic and international, were among those whose returns fell during the past year.

The road ahead

There are a number of growing concerns about the health and trajectory of the current economic recovery, particularly in the developed world. With stimulus spending now waning, there seems little in the way of catalysts to help economies grow at their previous pace.

At the very least, slower economic growth seems like a reasonable forecast for the coming year, but there is also the chance things may worsen further. Nonetheless, the fund’s portfolio counselors believe that their bottom-up, intensive research can help uncover potential investments in almost any economic environment. And as we pointed out earlier, corporations are generally in better shape than governments and consumers. High-quality small companies with sound balance sheets and growth potential should continue to represent strong potential investment opportunities.

For more on the portfolio counselors’ views on the global economy and investing, please read “Different approaches, one goal,” starting on page 4.

We are pleased to report this year’s returns, which surpassed their benchmarks. However, just as the 2008–2009 downturn was an unusually difficult time, we would caution that returns at these levels aren’t typical, either. We continue to focus on long-term investing, and encourage you to take a similar approach to your personal holdings.

Thank you for your continued support. We look forward to reporting to you again in six months.

Sincerely,

/s/ Gordon Crawford

Gordon Crawford
Vice Chairman of the Board

/s/ Gregory W. Wendt

Gregory W. Wendt
President

November 10, 2010

For current information about the fund, visit americanfunds.com.

The value of a long-term perspective

This chart shows how a $10,000 investment in SMALLCAP World Fund’s Class A shares grew from April 30, 1990 — the fund’s inception — through September 30, 2010, the end of the fund’s latest fiscal year. As you can see, the $10,000 would have grown to $61,657 even after deducting the maximum 5.75% sales charge.

Fund results shown reflect deduction of the maximum sales charge of 5.75% on the $10,000 investment.1 Thus, the net amount invested was $9,425.

[begin mountain chart]
	Date	SMALLCAP World Fund	Date	Consumer Price Index3	Date	MSCI All Country World Small Cap Index2
	4/30/1990	$9,425	4/30/1990	$10,000	4/30/1990	$10,000
Fiscal Year 1990
High	16-Jul-90	$9,963	30-Sep-90	$10,295	17-Jul-90	$11,596
Low	28-Sep-90	$8,288	30-Apr-90	$10,000	28-Sep-90	$8,918
Close	30-Sep-90	$8,288	30-Sep-90	$10,295	30-Sep-90	$8,918
Fiscal Year 1991
High	30-Sep-91	$11,307	30-Sep-91	$10,644	17-Apr-91	$11,421
Low	11-Oct-90	$8,231	01-Oct-90	$10,357	16-Jan-91	$8,897
Close	30-Sep-91	$11,307	30-Sep-91	$10,644	30-Sep-91	$11,210
Fiscal Year 1992
High	12-Feb-92	$12,666	30-Sep-92	$10,962	7-Feb-92	$11,884
Low	9-Oct-91	$11,140	01-Oct-91	$10,659	12-Aug-92	$10,570
Close	30-Sep-92	$11,640	30-Sep-92	$10,962	30-Sep-92	$10,999
Fiscal Year 1993
High	30-Sep-93	$15,418	30-Sep-93	$11,257	3-Sep-93	$14,469
Low	5-Oct-92	$11,368	01-Oct-92	$11,001	9-Oct-92	$10,649
Close	30-Sep-93	$15,418	30-Sep-93	$11,257	30-Sep-93	$14,341
Fiscal Year 1994
High	3-Feb-94	$17,254	30-Sep-94	$11,590	2-Sep-94	$15,727
Low	24-Jun-94	$15,474	01-Oct-93	$11,303	29-Nov-93	$13,616
Close	30-Sep-94	$16,744	30-Sep-94	$11,590	30-Sep-94	$15,468
Fiscal Year 1995
High	11-Sep-95	$20,046	30-Sep-95	$11,885	11-Sep-95	$16,260
Low	30-Jan-95	$15,821	03-Oct-94	$11,598	13-Dec-94	$14,289
Close	30-Sep-95	$19,856	30-Sep-95	$11,885	30-Sep-95	$16,221
Fiscal Year 1996
High	20-May-96	$23,573	30-Sep-96	$12,242	20-May-96	$18,617
Low	18-Dec-95	$19,323	31-Dec-95	$11,908	27-Oct-95	$15,635
Close	30-Sep-96	$22,877	30-Sep-96	$12,242	30-Sep-96	$17,857
Fiscal Year 1997
High	30-Sep-97	$28,689	30-Sep-97	$12,506	30-Sep-97	$19,522
Low	28-Apr-97	$22,594	01-Oct-96	$12,281	14-Apr-97	$16,713
Close	30-Sep-97	$28,689	30-Sep-97	$12,506	30-Sep-97	$19,522
Fiscal Year 1998
High	13-Oct-97	$29,202	30-Sep-98	$12,692	21-Apr-98	$20,484
Low	31-Aug-98	$22,174	31-Dec-97	$12,514	31-Aug-98	$15,352
Close	30-Sep-98	$22,749	30-Sep-98	$12,692	30-Sep-98	$15,611
Fiscal Year 1999
High	13-Sep-99	$33,760	30-Sep-99	$13,026	13-Sep-99	$21,579
Low	8-Oct-98	$20,294	31-Dec-98	$12,715	8-Oct-98	$14,369
Close	30-Sep-99	$32,172	30-Sep-99	$13,026	30-Sep-99	$20,984
Fiscal Year 2000
High	10-Mar-00	$56,595	30-Sep-00	$13,476	10-Mar-00	$26,069
Low	18-Oct-99	$31,127	01-Oct-99	$13,049	18-Oct-99	$20,444
Close	30-Sep-00	$44,532	30-Sep-00	$13,476	30-Sep-00	$22,985
Fiscal Year 2001
High	2-Oct-00	$43,857	30-Sep-01	$13,832	2-Oct-00	$22,743
Low	21-Sep-01	$23,450	02-Oct-00	$13,499	21-Sep-01	$16,368
Close	30-Sep-01	$24,516	30-Sep-01	$13,832	30-Sep-01	$17,180
Fiscal Year 2002
High	17-Apr-02	$31,220	30-Sep-02	$14,042	17-May-02	$21,364
Low	24-Sep-02	$22,831	31-Dec-01	$13,708	24-Sep-02	$16,279
Close	30-Sep-02	$23,121	30-Sep-02	$14,042	30-Sep-02	$16,429
Fiscal Year 2003
High	19-Sep-03	$31,932	30-Sep-03	$14,368	19-Sep-03	$23,605
Low	9-Oct-02	$21,288	31-Dec-02	$14,034	9-Oct-02	$15,159
Close	30-Sep-03	$30,626	30-Sep-03	$14,368	30-Sep-03	$22,898
Fiscal Year 2004
High	12-Apr-04	$38,954	30-Sep-04	$14,732	7-Apr-04	$28,999
Low	1-Oct-03	$31,035	31-Dec-03	$14,298	1-Oct-03	$23,259
Close	30-Sep-04	$36,736	30-Sep-04	$14,732	30-Sep-04	$28,339
Fiscal Year 2005
High	30-Sep-05	$46,392	30-Sep-05	$15,423	30-Sep-05	$36,324
Low	14-Oct-04	$36,577	31-Dec-04	$14,763	14-Oct-04	$28,253
Close	30-Sep-05	$46,392	30-Sep-05	$15,423	30-Sep-05	$36,324
Fiscal Year 2006
High	9-May-06	$58,016	31-Aug-06	$15,818	9-May-06	$44,841
Low	27-Oct-05	$43,590	31-Dec-05	$15,268	20-Oct-05	$34,197
Close	30-Sep-06	$53,477	30-Sep-06	$15,741	30-Sep-06	$41,361
Fiscal Year 2007
High	19-Jul-07	$73,253	17-Sep-07	$16,175	13-Jul-07	$53,980
Low	10-Jan-07	$58,657	16-Nov-06	$15,632	3-Oct-06	$41,194
Close	30-Sep-07	$72,413	30-Sep-07	$16,175	30-Sep-07	$51,547
Fiscal Year 2008
High	31-Oct-07	$76,428	16-Jul-08	$17,065	31-Oct-07	$53,830
Low	29-Sep-08	$47,556	01-Oct-07	$16,175	29-Sep-08	$36,826
Close	30-Sep-08	$48,685	30-Sep-08	$16,973	30-Sep-08	$37,157
Fiscal Year 2009
High	22-Sep-09	$52,124	01-Oct-08	$16,973	22-Sep-09	$41,186
Low	9-Mar-09	$28,688	16-Dec-08	$16,309	9-Mar-09	$21,316
Close	30-Sep-09	$51,765	30-Sep-09	$16,755	30-Sep-09	$40,572
Fiscal Year 2010
High	30-Sep-10	$61,657	16-Sep-10	$16,946	26-Apr-10	$48,172
Low	28-Oct-09	$50,003	01-Jul-10	$16,910	2-Oct-09	$39,125
Close	30-Sep-10	$61,657	30-Sep-10	$16,946	30-Sep-10	$47,100
[end mountain chart]

Past results are not predictive of results in future periods. The results shown are before taxes on fund distributions and sale of fund shares.

1As outlined in the prospectus, the sales charge is reduced for accounts (and aggregated investments) of $25,000 or more and is eliminated for purchases of $1 million or more. There is no sales charge on dividends or capital gain distributions that are reinvested in additional shares.

2This index is unmanaged, and its results include reinvested distributions but do not reflect the effect of sales charges, commissions, account fees, expenses or taxes. Because the index was not in existence at the time of the fund’s inception, cumulative returns through May 1994 reflect the returns of the S&P Developed <$1.2 Billion Index.

3Computed from data supplied by the U.S. Department of Labor, Bureau of Labor Statistics.
4For the period April 30, 1990 (when the fund began operations) through September 30, 1990.

Average annual total returns based on a $1,000 investment (for periods ended September 30, 2010)*

	1 year	5 years	10 years
Class A shares	12.25%	4.61%	2.70%
*Assumes reinvestment of all distributions and payment of the maximum 5.75% sales charge.

The total annual fund operating expense ratio was 1.13% for Class A shares as of the most recent fiscal year-end.

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The fund’s investment adviser waived a portion of its management fees from September 1, 2004, through December 31, 2008. Applicable fund results shown reflect the waiver, without which they would have been lower. See the Financial Highlights table on pages 26 and 27 for details.

Different approaches, one goal

[Begin Photo Caption]
[photo of Gordon Crawford]
Gordon Crawford
[End Photo Caption]

[Begin Photo Caption]
[photo of Brady Enright]
Brady Enright
[End Photo Caption]

[Begin Photo Caption]
[photo of Claudia Huntington]
Claudia Huntington
[End Photo Caption]

[Begin Photo Caption]
[photo of Jonathan Knowles]
Jonathan Knowles
[End Photo Caption]

[Begin Sidebar]
The portfolio counselors of SMALLCAP World Fund have different perspectives on today’s changing investment environment. Yet their approach to investing remains the same: to find strong potential investments among the world’s best up-and-coming companies.
[End Sidebar]

[photo of the side of a mirrored-glass building]
The strength and duration of the current economic recovery are some of the biggest variables investors face today. Growth has returned to the United States and many other developed nations, but problems remain.

Nevertheless, the portfolio counselors of SMALLCAP World Fund continue to put shareholders’ money to work in investments they feel will provide the best returns for the long term. While the portfolio counselors have different ideas about the future of the global economy, they’re unified by a single goal — bringing shareholders the best possible returns.

Recently, four of the fund’s portfolio counselors — Gordon Crawford, Brady Enright, Claudia Huntington and Jonathan Knowles — took the time to answer questions about their views of today’s economic picture and their approaches to investing.

How would you describe the evolution of the global economy over the past year?

Gordon: Certainly, there’s been a recovery among developed nations, but that has been fueled by the stimulus money the U.S. and Europe have poured into the system. That level of stimulus was unprecedented in history. And while it certainly gave us a boost last year, the reality of it is that you’ve seen economic growth start to decline over the past few quarters. The government just doesn’t have any more money to spend, and meanwhile, consumers — who are roughly 70% of the U.S. economy — are dampening their rate of spending while saving more. So you’re seeing the recovery start to slow.

Brady: I don’t think there’s any question that our recovery is going to flatten out, but that’s not the end of the world. There’s strong growth in Asia, particularly in China and wrapping around to India. Latin America is an area of strength. And even in Western Europe and the U.S., there’s still growth happening. It’s not great, but I don’t see a huge amount of downside.

[photo of the reflection of a crane in a mirrored-glass building]
[Begin Sidebar]
I think Asian countries, generally, will continue to do well, and because of that, companies that export to Asia also will do well.

Jonathan Knowles
[End Sidebar]

[Begin Sidebar]
Frankly, I’m seeing opportunities in nearly every market. Every week, our analysts discuss companies that seem really interesting and are worth a close look.

Claudia Huntington
[End Sidebar]

[photo of the side of a mirrored-glass building]
I just think we’ve had a nice bounce-back from the lows, and now we’re going to go forward with slower growth, but growth nonetheless.

Jonathan: The economy today, at least in the United States and Western Europe, reminds me of a bobsled run. It’s a very difficult track, and you can wipe out on either side with the slightest error. You’ve poured a lot of money into the global economy, so you’re running fast. On the one side you have inflation, the other side you have deflation. So far, we’re on the sled and we’ve not driven off the run yet. But it’s a dangerous course. We’re going to have to make all of our turns perfectly from here.

Claudia: I’m not all that pessimistic, actually. We’re in a recovery, even if it’s not the robust one we might hope for. Many investors seem to have expected that the U.S. would climb out of the downturn as rapidly as it sank into it, but it’s not going to work like that this time around in large part due to the recession’s breadth and depth. Clearly there are issues of consumer debt and government deficits, and while these will take a while to work through, we may be surprised that they correct faster than currently expected. It’s going to be bumpy, but in general I believe we are clearly in a recovery and it will continue.

Several of your answers focused on the United States or Europe. What about the economies of the rest of the world?

Claudia: Other economies, particularly in emerging markets, have the problem of figuring out how to slow down rampant growth to avoid inflation or a bubble. That’s not necessarily a bad problem to have, and so far, I would say that many of these nations are doing a pretty good job of managing things.

Jonathan: Many Asian countries are doing particularly well, as Brady said. China is in the process of stimulating its own economy and doing a good job of it. India is a fairly self-sufficient economy, and they have excellent bank regulation. They didn’t see many of the problems the developed world experienced. I think Asian countries, generally, will continue to do well, and because of that, companies that export to Asia also will do well.

Brady: One of the things about the success of emerging markets, though, is that they’re becoming more expensive. Ten years ago, it used to be the case when you found a good emerging-market stock, you could buy it at a nice discount to stocks in the developed world. That’s not the case any more. So while you have faster and stronger growth in the emerging markets world, you’re paying a premium for it, generally speaking. That leaves a tough choice between stocks in the developed world that are cheaper but dealing with slower economies, and stocks in emerging markets that are seeing faster growth but are more expensive.

You each have different views on the economy right now. How do those views play out when you’re forming an investment thesis?

Gordon: If you think that the global economy is going to suffer in the future, then there’s no real silver bullet in terms of investing. My best-case scenario has us sort of grinding it out, with a flat economy for a while, at least here in the U.S. and in Europe. So when I look at the world, I want to look for companies that aren’t going to be as affected by that. You look at the emerging markets like Brazil and India, for example, and you see domestic companies filling domestic needs — telecommunications, retailing, that sort of thing. If those economies grow faster than ours, and I think they will, these companies will do well because they’re domestically focused, and not relying on exporting.

Claudia: Frankly, I’m seeing opportunities in nearly every market. Every week, our analysts discuss companies that seem really interesting and are worth a close look. There are so many crosscurrents now that where I get the most comfort is to focus on the individual investment opportunity. So, I look at companies with respect to the continuum of their evolution, how they might grow, whether their strategy makes sense, etcetera. Even in a volatile economic environment, you can have great companies that are growing revenues and market share and have very fair valuations. And this is one of those times.

Jonathan: Even here in Europe, we’re seeing companies that we’re excited about, and parts of Europe are doing far worse than the United States right now. There are companies that have great balance sheets and are doing smart things, the things they need to do to increase market share and grow. Generally speaking, I do like emerging markets more than developed markets right now, but I also think that there’s opportunity all across the world.

Can you talk about your outlook for the global economy in the year ahead?

Brady: I think you’re seeing two perspectives on this. On the one side, there are folks who think that economic recovery is going to deteriorate further. There’s even some talk about a double-dip recession. But to me, when I look at the world, I see more risk on the upside than down. I think the economy around the world will grow, and I think stocks will see some pretty good returns — not amazing, but certainly good.

Jonathan: I see a two-tiered world ahead, at least for the medium term. You’ll have your Asian economies and some other emerging markets doing very well, and then you’ll have some developed debt-laden economies that will be struggling. How much will they struggle? I’m not optimistic on that account. I think it could be quite protracted.

Gordon: I do think the developing world is in good shape. They generally don’t have a lot of debt, and they’re seeing growth. I have to wonder if we’re seeing the start of a shift of global wealth from the developed world to emerging markets. But there’s a big swath of the globe in the developed world that I’m afraid isn’t going to be growing as rapidly as in the past.

Claudia: This wasn’t a conventional downturn, and this isn’t going to be a conventional recovery. In the U.S. and Europe, we’re going to have to do two things at once — grow our economies conventionally while paying off a lot of government debt, and consumer debt to a degree. That makes growth more difficult. That said, I do think there will be enough growth within private sector businesses to help the developed world continue with recovery.

[photo of the side of a mirrored-glass building]

It seems like the two perspectives Brady mentioned are represented well between the four of you. With such economic uncertainty out there, how do you decide on which investments to make?

Claudia: Lots of ways. One is by listening to each other. Some of us are contrarian investors. Some of us are more value oriented, or more pure growth oriented. That’s one of the big benefits of the multiple portfolio counselor system. By talking through a potential investment, our dialogue is likely to isolate the risks and opportunities of a specific idea. You combine that with your own view of the individual company, the market and country and industry fundamentals, and then make a judgment on valuation.

Gordon: And that collaboration doesn’t result in group-think. We still invest our own portion of the fund according to our beliefs. That helps reduce volatility. If I’m more defensive, that can only help the overall fund if stocks don’t do as well. And if stocks do all right, then part of the fund will be positioned to take advantage of that as well.

[Begin Sidebar]
No matter what happens, I’m going to do my best to find companies in attractive niches where they can grow.

Brady Enright
[End Sidebar]

Brady: For me, it’s never been about which sectors, or which economy. It’s just not the way I view the world. It’s a bottom-up process for me, and I have a real broad assortment of companies in my portfolio. No matter what happens, I’m going to do my best to find companies in attractive niches where they can grow. Maybe it’s because the underlying dynamics are favorable, or maybe they’ve built that better mousetrap or a superior approach to the market. And you can find those companies almost anywhere if you do your homework.

Jonathan: Obviously, I think we all believe in stocks. We’re equity investors. And if you look at the 1970s, or even the last decade, you’ll see that you can make money in a down economy, in a flat market. The onus is on us to pick the right stocks. If we do that, then the environment in which we pick doesn’t matter as much. That’s why we research our potential investments so carefully, because we want stocks that can stand up to whatever the world has to throw at them. We can’t get complacent about it. ■

[Begin Sidebar]
The multiple portfolio counselor system

The portfolio counselors of SMALLCAP World Fund have different views on the state of the global economy. Through the multiple portfolio counselor system, they can put their own investment theories to work separately, even as they work together to find potential investments around the world.

Indeed, for more than 50 years, Capital Research and Management Company has relied on this system to provide broad diversification, continuity of management and a history of consistent long-term results.

Under this system, the fund’s assets are divided among the fund’s 13 portfolio counselors. Each counselor can invest as he or she sees fit, within the guidelines of the fund. Another portion is set aside for the fund’s analysts, who share responsibility for investing those assets.

This system provides a great deal of flexibility in terms of accommodating increasing assets and changes in management. It also can help to reduce volatility: The results of portfolio counselors whose philosophies and styles are currently in favor help to temper the results of those whose investments are contrary to the market’s direction.

SMALLCAP World Fund’s counselors bring together a wealth of investment experience. Here are the specific years* of experience for these primary decision makers for the fund:

Gordon Crawford	39 years
Claudia P. Huntington	38 years
Mark E. Denning	28 years
Kathryn M. Peters	23 years
Noriko H. Chen	20 years
Brady L. Enright	19 years
Jonathan Knowles	19 years
Bradford F. Freer	18 years
J. Blair Frank	17 years
Lawrence Kymisis	16 years
Kristian Stromsoe	14 years
Dylan J. Yolles	13 years
Terrance P. McGuire	12 years

*As of December 2010
[End Sidebar]

Summary investment portfolio  September 30, 2010

The following summary investment portfolio is designed to streamline the report and help investors better focus on a fund’s principal holdings.  See the inside back cover for details on how to obtain a complete schedule of portfolio holdings.

[begin pie chart]
(percent of
Industry sector diversification	net assets)
Consumer discretionary	15.66%
Industrials	14.22
Information technology	13.28
Financials	11.18
Health care	10.34
Other industries	26.14
Other asset types	2.21
Short-term securities & other assets less liabilities	6.97
[end pie chart]

Country diversification	(percent of net assets)

United States	39.1%
Euro zone*	7.5
United Kingdom	8.1
China	5.8
India	5.5
Australia	3.7
Canada	3.2
Hong Kong	3.0
Brazil	2.1
Thailand	2.0
Japan	1.9
Other countries	11.1
Short-term securities & other assets less liabilities	7.0

*Countries using the euro as a common currency; those represented in the fund's portfolio are Austria, Belgium, Finland, France, Germany, Greece, Ireland, Italy, Luxembourg, the Netherlands, Slovenia and Spain.

			Percent
		Value	of net
Common stocks - 90.82%	Shares	(000)	assets

Consumer discretionary - 15.66%
Modern Times Group MTG AB, Class B (1)	1,713,000	$127,672	.63%
Involved in broadcasting, publishing and electronic retailing.
lululemon athletica inc. (2)	2,658,214	118,875	.59
Manufacturer and retailer of yoga-inspired athletic apparel.
Virgin Media Inc. (2)	5,062,500	116,539	.58
United Kingdom-based provider of television, Internet, mobile phone and fixed-line telephone services.
CTC Media, Inc.	5,125,000	112,443	.56
Television media company based in Russia.
Pantaloon Retail (India) Ltd. (1)	8,524,816	91,753	.46
Major retail chain operator in India.
Strayer Education, Inc.	515,700	89,990	.45
Provider of post-secondary education services through its subsidiary, Strayer University, Inc.
Minth Group Ltd. (1)	43,114,000	86,022	.43
Automobile body parts supplier based in China.
Chipotle Mexican Grill, Inc. (2)	443,000	76,196	.38
Mexican food restaurant chain in the U.S. and Canada.
Lions Gate Entertainment Corp. (2) (3)	9,100,000	66,885	.33
Independent motion picture and television producer and distributor.
SuperGroup PLC (1) (2)	3,442,000	65,748	.32
United Kingdom-based clothing retailer focused on the youth fashion market.
Other securities		2,200,895	10.93
		3,153,018	15.66

Industrials - 14.22%
Container Corp. of India Ltd. (1)	5,367,645	155,364	.77
Provider of rail transportation and other logistical support for cargo shipments throughout India.
MSC Industrial Direct Co., Inc., Class A	2,338,500	126,373	.63
Distributer of industrial maintenance and repair products.
Jain Irrigation Systems Ltd. (1) (3)	3,925,140	103,785	.52
India-based manufacturer of irrigation systems, polyethylene pipes and plastic sheets.
Intertek Group PLC (1)	3,255,000	93,669	.47
Provider of business research, consulting and training to the financial services industry.
SIA Engineering Co. Ltd. (1)	20,776,000	72,702	.36
Aircraft maintenance, repair and overhaul services provider in the Asia-Pacific region.
Pipavav Shipyard Ltd. (1) (2)	32,910,000	69,446	.34
Shipbuilding company based in India.
Michael Page International PLC (1)	9,538,502	69,082	.34
Major recruitment company based in the United Kingdom.
Other securities		2,172,822	10.79
		2,863,243	14.22

Information technology - 13.28%
Kingboard Chemical Holdings Ltd. (1)	33,764,200	170,459	.85
Maker of printed circuit boards, as well as laminates, copper foil and chemicals used in printed circuit boards.
AAC Acoustic Technologies Holdings Inc. (1) (3)	70,922,000	154,670	.77
China-based manufacturer of miniature acoustic components.
Rovi Corp. (2)	1,955,800	98,592	.49
Technology solutions provider for digital entertainment devices and services.
Compuware Corp. (2) (3)	11,270,000	96,133	.48
Enterprise software and IT services provider focused on large companies.
Hittite Microwave Corp. (2) (3)	1,959,000	93,346	.46
Manufacturer of integrated circuits, modules and subsystems for radio frequency, microwave and millimeter-wave applications.
AOL Inc. (2)	3,335,000	82,541	.41
Web services company operating in the U.S.
National Instruments Corp.	2,457,653	80,267	.40
Develops and manufactures hardware and software for test and measurement instrumentation.
Kingboard Laminates Holdings Ltd. (1)	67,009,736	68,166	.34
Manufacturer of paper laminates and related products.
Digital River, Inc. (2)	1,984,200	67,542	.33
Provider of global e-commerce solutions.
Monster Worldwide, Inc. (2)	5,151,000	66,757	.33
Online recruitment advertising and executive search firm.
Other securities		1,694,526	8.42
		2,672,999	13.28

Financials - 11.18%
Dah Sing Financial Holdings Ltd. (1) (3)	16,819,400	129,943	.65
Provides banking and financial services in Hong Kong.
East West Bancorp, Inc.	6,937,515	112,943	.56
Commercial bank serving consumers and businesses throughout California.
YES BANK Ltd. (1)	13,275,845	103,309	.51
India-based commercial banking company.
Kotak Mahindra Bank Ltd. (1)	7,833,098	83,064	.41
Financial solutions provider based in India.
Other securities		1,821,788	9.05
		2,251,047	11.18

Health care - 10.34%
Thoratec Corp. (2) (3)	3,201,500	118,391	.59
Manufacturer of medical devices used for circulatory support.
Endo Pharmaceuticals Holdings Inc. (2)	3,308,100	109,961	.55
Specialty health care solutions company focused on pain management.
Cochlear Ltd. (1)	1,441,910	97,982	.49
Major designer and manufacturer of hearing implants and hearing aids sold around the world.
Alere Inc. (2)	3,136,471	97,011	.48
Manufacturer of consumer and professional medical diagnostic products focused on cardiology, women's health and infectious diseases.
Hikma Pharmaceuticals PLC (1)	6,769,153	73,235	.36
Multinational pharmaceutical company based in the United Kingdom.
American Medical Systems Holdings, Inc. (2)	3,353,000	65,652	.32
Makes medical devices that treat urological disorders.
Other securities		1,519,415	7.55
		2,081,647	10.34

Materials - 7.99%
Rhodia SA (1)	3,196,043	76,900	.38
Manufacturer of specialty chemicals used in plastics, fibers, consumer products and pharmaceuticals.
AptarGroup, Inc.	1,484,682	67,805	.34
Manufacturer of dispensing systems for fragrances, pharmaceuticals and personal care products.
African Minerals Ltd. (1) (2)	10,904,721	67,757	.34
Diamond exploration company in Africa.
Centamin Egypt Ltd. (1) (2)	23,540,037	65,482
Mineral exploration, development and mining company focused in Egypt.
Centamin Egypt Ltd. (CAD denominated) (2)	3,000	8	.33
Mineral exploration, development and mining company focused in Egypt.
Yingde Gases Group Co. Ltd. (1) (2)	69,190,000	65,215	.32
Industrial gas supplier serving China.
Other securities		1,264,614	6.28
		1,607,781	7.99

Energy - 6.13%
Pacific Rubiales Energy Corp. (2)	4,871,300	136,968	.68
Canada-based producer of heavy crude oil and natural gas focused in Colombia and northern Peru.
Gulf Keystone Petroleum Ltd. (1) (2) (3) (4)	51,987,632	114,528	.57
Oil and gas company operating in the Kurdistan Region of Northern Iraq and the Republic of Algeria.
Niko Resources Ltd.	920,000	90,543	.45
Oil and natural gas developer with interests in India, Bangladesh, Pakistan, Indonesia and other regions.
Banpu PCL (1)	3,617,500	85,833	.42
Thailand-based energy company focused on coal mining and coal-fired power generation.
FMC Technologies, Inc. (2)	1,115,000	76,143	.38
Engaged in offshore energy production, food processing and airplane loading systems.
Other securities		730,903	3.63
		1,234,918	6.13

Consumer staples - 4.32%
Drogasil SA, ordinary nominative (3)	3,253,500	83,068	.42
Brazil-based retailer of pharmaceutical health care, skin care and personal care products.
Other securities		785,627	3.90
		868,695	4.32

Utilities - 1.79%
ENN Energy Holdings Ltd. (1) (3)	69,350,000	198,815	.99
China-based operator of gas pipeline infrastructure and a distributor of piped and bottled gas.
Other securities		162,418	.80
		361,233	1.79

Telecommunication services - 0.93%
tw telecom inc. (2)	5,635,000	104,642	.52
Business provider of broadband voice and data networking services.
Other securities		82,063	.41
		186,705	.93

Miscellaneous - 4.98%
Other common stocks in initial period of acquisition		1,002,429	4.98

Total common stocks (cost: $13,862,648,000)		18,283,715	90.82

Rights & warrants - 0.06%

Other - 0.06%
Other securities		10,602	.06

Miscellaneous - 0.00%
Other rights & warrants in initial period of acquisition		564	.00

Total rights & warrants (cost: $3,077,000)		11,166	.06

Convertible securities - 0.41%

Other - 0.41%
Other securities		83,295	.41

Total convertible securities (cost: $85,566,000)		83,295	.41

	Principal		Percent
	amount	Value	of net
Bonds & notes - 1.74%	(000)	(000)	assets

Bonds & notes of U.S. government - 1.69%
U.S. Treasury:
3.50% 2020	$229,635	249,306
4.375% 2040	79,790	89,626	1.69
		338,932	1.69

Financials - 0.05%
Other securities		10,723	.05

Total bonds & notes (cost: $331,075,000)		349,655	1.74

Short-term securities - 6.68%

Bank of Nova Scotia 0.21%-0.275% due 10/5-11/17/2010	261,800	261,737	1.30
Novartis Finance Corp.0.23%- 0.27% due 10/12-12/1/2010 (4)	134,000	133,971	.67
Société Générale North America, Inc. 0.26%-0.27% due 10/8-12/1/2010	130,000	129,958	.65
Fannie Mae 0.25%-0.30% due 12/22/2010-1/18/2011	129,300	129,241	.64
Toronto-Dominion Holdings USA Inc. 0.21%-0.24% due 10/13/2010-1/14/2011 (4)	106,400	106,360	.53
Freddie Mac 0.23%-0.265% due 10/5-12/21/2010	90,700	90,672	.45
Jupiter Securitization Co., LLC 0.26% due 10/18-12/2/2010 (4)	77,300	77,274	.38
Shell International Finance BV 0.19%-0.20% due 10/14-10/25/2010 (4)	71,000	70,992	.35
General Electric Co. 0.17% due 10/1/2010	67,000	67,000	.33
Other securities		277,835	1.38

Total short-term securities (cost: $1,345,004,000)		1,345,040	6.68

Total investment securities (cost: $15,627,370,000)		20,072,871	99.71
Other assets less liabilities		59,363	.29

Net assets		$20,132,234	100.00%

"Miscellaneous" securities include holdings in their initial period of acquisition that have not previously been publicly disclosed.

"Other securities" includes all issues that are not disclosed separately in the summary investment portfolio.

Investments in affiliates
A company is considered to be an affiliate of the fund under the Investment Company Act of 1940 if the fund's holdings in that company represent 5% or more of the outstanding voting shares. The value of the fund's affiliated-company holdings is either shown in the summary investment portfolio or included in the value of "Other securities" under the respective industry sectors. Further details on such holdings and related transactions during the year ended September 30, 2010, appear below.

	Beginning shares or principal amount	Additions	Reductions	Ending shares or principal amount	Dividend or interest income (000)	Value of affiliates at 9/30/2010 (000)
ENN Energy Holdings Ltd. (1)	72,350,000	-	3,000,000	69,350,000	$1,932	$198,815
AAC Acoustic Technologies Holdings Inc. (1)	57,582,000	38,200,000	24,860,000	70,922,000	1,906	154,670
Dah Sing Financial Holdings Ltd. (1)	14,557,000	2,262,400	-	16,819,400	433	129,943
Thoratec Corp. (2)	3,076,500	125,000	-	3,201,500	-	118,391
Gulf Keystone Petroleum Ltd. (1) (2) (4)	37,087,632	14,900,000	-	51,987,632	-	114,528
Jain Irrigation Systems Ltd. (1)	4,674,949	-	749,809	3,925,140	383	103,785
Compuware Corp. (2)	-	11,270,000	-	11,270,000	-	96,133
Hittite Microwave Corp. (2)	1,765,000	194,000	-	1,959,000	-	93,346
Drogasil SA, ordinary nominative	2,791,900	1,035,900	574,300	3,253,500	813	83,068
Lions Gate Entertainment Corp. (2)	9,000,000	100,000	-	9,100,000	-	66,885
Manappuram General Finance and Leasing Ltd. (1)	-	19,962,050	-	19,962,050	165	64,743
athenahealth, Inc. (2)	620,000	1,274,998	-	1,894,998	-	62,573
Jumbo SA (1)	9,689,912	-	440,034	9,249,878	2,862	62,208
Harry Winston Diamond Corp. (CAD denominated) (2)	-	4,292,400	-	4,292,400	-	49,937
Harry Winston Diamond Corp. (2)	-	372,600	-	372,600	-	4,337
SeLoger.com (1) (5)	660,000	322,201	-	982,201	235	50,233
Ekornes ASA (1)	2,937,598	-	917,848	2,019,750	1,942	49,467
Delticom AG (1)	-	728,265	-	728,265	676	49,215
ZOLL Medical Corp. (2)	1,121,183	393,087	-	1,514,270	-	48,865
Hana Microelectronics PCL (1)	53,925,000	-	-	53,925,000	2,083	45,277
National Financial Partners Corp. (2)	-	3,174,800	-	3,174,800	-	40,225
National Financial Partners Corp. 4.00% convertible notes 2017 (4)	$-	$4,000,000	$-	$4,000,000	47	4,740
Goodpack Ltd. (1)	26,360,000	-	-	26,360,000	569	38,308
Goodpack Ltd., warrants, expire 2012 (2)	-	5,272,000	-	5,272,000	-	4,891
Goodpack Ltd., rights, expire 2009	-	5,272,000	5,272,000	-	-	-
Petroleum Development Corp. (2)	-	1,537,000	-	1,537,000	-	42,421
PixArt Imaging Inc. (1)	-	8,415,000	-	8,415,000	1,054	41,188
Ennis, Inc.	2,065,810	-	-	2,065,810	1,281	36,957
Blue Nile, Inc. (2)	829,140	-	-	829,140	-	36,888
Northgate PLC (1) (2)	10,581,804	45,001	-	10,626,805	-	36,210
Coal of Africa Ltd. (1) (2)	-	27,975,000	-	27,975,000	-	36,184
Internet Capital Group, Inc. (2)	3,096,000	-	-	3,096,000	-	34,149
Mobile Mini, Inc. (2)	-	2,221,600	-	2,221,600	-	34,079
Interline Brands, Inc. (2) (5)	211,377	1,670,623	-	1,882,000	-	33,951
Jaguar Mining Inc. (2) (5)	1,824,900	3,210,100	-	5,035,000	-	32,542
Gem Diamonds Ltd. (1) (2)	800,000	9,889,551	434,551	10,255,000	-	32,047
Gem Diamonds Ltd.	2,953,639	-	2,953,639	-	-	-
Net 1 UEPS Technologies, Inc. (2)	1,168,873	1,600,000	-	2,768,873	-	32,008
FormFactor, Inc. (2)	900,000	2,815,000	-	3,715,000	-	31,949
Exponent, Inc. (2)	936,400	-	-	936,400	-	31,454
Fourlis (1)	4,074,000	-	218,460	3,855,540	1,123	30,897
First Southern Bancorp, Inc. (1) (2) (6)	-	1,344,915	-	1,344,915	-	28,378
First Southern Bancorp, Inc., Series C, convertible preferred (1) (2) (6)	-	2,299	-	2,299	-	2,299
CKX, Inc. (2)	-	6,250,000	179,573	6,070,427	-	29,745
Duff & Phelps Corp., Class A	958,000	1,247,300	-	2,205,300	392	29,705
Shengli Oil & Gas Pipe Holdings Ltd. (1)	-	137,365,500	-	137,365,500	9	28,657
LoopNet, Inc. (2)	2,444,035	319,405	485,000	2,278,440	-	26,977
Avid Technology, Inc. (2)	1,633,400	406,544	-	2,039,944	-	26,744
Quantum Corp. (2)	-	12,568,897	-	12,568,897	-	26,646
Masterskill Education Group Bhd. (1)	-	24,300,000	-	24,300,000	548	26,210
Domino's Pizza Enterprises Ltd. (1)	4,759,100	-	276,800	4,482,300	729	25,934
BrisConnections Unit Trusts (1) (2)	27,300,000	-	-	27,300,000	-	24,803
Petroceltic International PLC (1) (2)	68,700,000	70,024,000	1,709,348	137,014,652	-	23,677
Exillon Energy PLC (1) (2)	-	7,369,660	-	7,369,660	-	23,340
Infotech Enterprises Ltd. (1)	3,000,000	3,000,000	-	6,000,000	133	20,943
Comfort Systems USA, Inc.	-	1,905,000	-	1,905,000	87	20,441
Tethys Petroleum Ltd. (2)	-	11,505,100	-	11,505,100	-	18,227
Gruppo MutuiOnline SpA (1)	3,160,000	-	771,032	2,388,968	1,287	17,699
Standard Parking Corp. (2) (5)	30,400	967,600	-	998,000	-	17,066
Home Federal Bancorp, Inc.	1,384,249	-	-	1,384,249	304	16,846
Houston Wire & Cable Co.	1,678,900	-	-	1,678,900	571	16,839
Gran Colombia Gold SA (2)	-	45,056,000	-	45,056,000	-	13,356
Gran Colombia Gold SA, warrants, expire 2015 (2)	-	22,528,000	-	22,528,000	-	2,956
Gran Colombia Gold SA, subscription receipts	-	45,056,000	45,056,000	-	-	-
Green Packet Bhd. (1) (2) (4)	-	29,583,116	-	29,583,116	-	8,906
Green Packet Bhd. (1) (2)	-	23,016,100	-	23,016,100	-	6,929
Douglas Dynamics, Inc.	-	1,175,000	-	1,175,000	214	14,511
BG Medicine, Inc., Series D, convertible preferred (1) (2) (6)	1,538,462	-	-	1,538,462	-	13,754
BG Medicine, Inc. 12.00% convertible notes 2011 (1) (6)	$-	$500,000	$-	$500,000	30	500
BG Medicine, Inc., warrants, expire 2020 (1) (2) (6)	-	57,692	-	57,692	-	206
Fluidigm Corp., Series E, convertible preferred (1) (2) (6)	1,251,055	58,685	-	1,309,740	-	14,370
Fluidigm Corp., warrant, expires 2019 (1) (2) (6)	1	-	-	1	-	-
Fluidigm Corp. 14.06% convertible notes 2009	$794,292	$-	$794,292	$-	16	-
SAF-HOLLAND SA, non-registered shares (1) (2)	-	1,655,600	-	1,655,600	-	13,164
EACOM Timber Corp. (2) (4)	-	23,000,000	-	23,000,000	-	12,742
EACOM Timber Corp., subscription receipts	-	23,000,000	23,000,000	-	-	-
Mood Media Corp. (2) (4)	-	6,375,000	-	6,375,000	-	11,772
Mood Media Corp., subscription receipts	-	6,375,000	6,375,000	-	-	-
Obtala Resources Ltd. (1) (2)	7,000,000	1,500,000	-	8,500,000	-	5,474
Obtala Resources Ltd.(1) (2) (4)	7,950,000	-	-	7,950,000	-	5,120
Vital Images, Inc. (2)	792,000	-	-	792,000	-	10,478
National American University Holdings, Inc.	-	1,515,000	-	1,515,000	42	10,181
Bloomsbury Publishing PLC (1)	5,405,000	-	-	5,405,000	352	9,998
Cpl Resources PLC (1)	2,975,986	-	-	2,975,986	129	9,209
Maple Energy PLC (1) (2)	-	9,390,000	-	9,390,000	-	9,145
Petrodorado Energy Ltd. (2)	-	22,400,000	-	22,400,000	-	7,402
Regal Petroleum PLC (1) (2)	21,693,000	-	-	21,693,000	-	6,306
TranS1 Inc. (2)	1,620,000	-	281,269	1,338,731	-	3,307
Newron Pharmaceuticals SpA (1) (2)	257,000	-	-	257,000	-	1,700
Newron Pharmaceuticals SpA (1) (2) (4)	-	142,000	-	142,000	-	939
Imagelinx PLC (1) (2)	21,385,714	-	-	21,385,714	-	420
CEC Unet PLC (1) (2)	35,100,775	-	-	35,100,775	-	-
KAB Distribution Inc. (1) (2)	9,700,000	-	-	9,700,000	-	-
African Minerals Ltd. (1) (2) (7)	10,676,082	805,818	577,179	10,904,721	-	-
African Petroleum Corp. Ltd. (2) (7)	-	50,454,545	-	50,454,545	-	-
American Axle & Manufacturing Holdings, Inc. (2) (7)	1,800,000	2,200,000	1,712,000	2,288,000	-	-
American Medical Systems Holdings, Inc. (2) (7)	3,935,400	369,328	951,728	3,353,000	-	-
ASOS PLC (1) (2) (7)	2,905,000	2,021,262	2,830,000	2,096,262	-	-
Astaldi SpA (7)	5,344,954	-	5,344,954	-	461	-
austriamicrosystems AG, non-registered shares (7)	715,000	-	715,000	-	-	-
AVEVA Group PLC (1) (7)	5,225,000	-	2,452,500	2,772,500	1,045	-
Beacon Roofing Supply, Inc. (2) (7)	2,504,225	-	1,144,225	1,360,000	-	-
Bowne & Co., Inc. (5) (7)	1,736,682	863,318	2,600,000	-	275	-
Cirrus Logic, Inc. (2) (7)	-	3,479,668	950,000	2,529,668	-	-
Digital River, Inc. (2) (7)	2,982,700	133,600	1,132,100	1,984,200	-	-
Dolphin Capital Investors Ltd. (7)	36,765,400	-	36,765,400	-	-	-
Domino's Pizza UK & IRL PLC (1) (7)	8,286,034	3,015,000	6,256,034	5,045,000	531	-
East West Bancorp, Inc. (7)	1,783,600	8,143,964	2,990,049	6,937,515	123	-
East West Bancorp, Inc. (7)	-	8,143,964	8,143,964	-	137	-
East West Bancorp, Inc. 13.00% convertible preferred (7)	-	48,286	48,286	-	-	-
eHealth, Inc. (7)	1,504,054	885,000	2,389,054	-	-	-
Fisher & Paykel Healthcare Corp. Ltd. (1) (7)	26,890,690	956,475	10,599,470	17,247,695	2,200	-
Frigoglass SAIC (1) (7)	2,067,833	1,465	1,200,000	869,298	221	-
Glacier Bancorp, Inc. (7)	3,959,000	-	3,959,000	-	515	-
Grontmij NV, depository receipts (7)	1,107,000	-	1,107,000	-	377	-
Integra LifeSciences Holdings Corp. (2) (7)	1,604,890	84,400	306,700	1,382,590	-	-
Ipca Laboratories Ltd. (1) (7)	1,794,000	7,176,000	7,675,000	1,295,000	375	-
Kenmare Resources PLC (1) (2) (7)	55,956,000	39,920,802	-	95,876,802	-	-
Kenmare Resources PLC (1) (2) (4) (7)	-	14,095,980	-	14,095,980	-	-
Kingboard Chemical Holdings Ltd. (1) (7)	55,295,200	-	21,531,000	33,764,200	4,642	-
Kingboard Chemical Holdings Ltd., warrants, expire 2012 (2) (7)	-	4,192,810	106,490	4,086,320	-	-
LECG Corp. (7)	1,863,800	-	1,863,800	-	-	-
Live Nation Entertainment, Inc. (7)	5,782,000	-	5,782,000	-	-	-
Lonrho PLC (7)	42,015,000	12,300,000	54,315,000	-	-	-
Manila Water Co., Inc. (1) (7)	111,206,800	-	70,006,800	41,200,000	592	-
MARR SpA (1) (7)	3,380,063	-	917,698	2,462,365	1,210	-
Mineral Deposits Ltd. (1) (2) (7)	16,142,844	-	1,199,236	14,943,608	-	-
Mineral Deposits Ltd. (CAD denominated) (2) (7)	12,400,000	-	2,272,000	10,128,000	-	-
Nakanishi Inc. (1) (7)	557,100	-	331,100	226,000	453	-
Ono Sokki Co., Ltd. (7)	1,609,000	-	1,609,000	-	42	-
OpenTable, Inc. (2) (7)	-	1,478,800	858,600	620,200	-	-
Pantaloon Retail (India) Ltd. (1) (7)	8,524,816	-	-	8,524,816	110	-
Pantaloon Retail (India) Ltd., Class B (1) (7)	551,250	-	-	551,250	8	-
Redwood Trust, Inc. (2) (7)	4,450,000	-	3,600,000	850,000	-	-
Resources Connection, Inc. (7)	3,477,500	-	2,957,500	520,000	21	-
Rockhopper Exploration PLC (7)	-	11,000,000	11,000,000	-	-	-
Rusoro Mining Ltd. (2) (4) (7)	20,000,000	-	-	20,000,000	-	-
Rusoro Mining Ltd. (2) (7)	19,297,000	-	17,860,000	1,437,000	-	-
SkillSoft PLC (ADR) (7)	6,289,000	-	6,289,000	-	-	-
SonoSite, Inc. (7)	1,354,100	-	1,354,100	-	-	-
SVB Financial Group (2) (7)	1,789,000	-	1,455,600	333,400	-	-
Techwell, Inc. (7)	825,000	425,000	1,250,000	-	-	-
Ten Alps PLC (1) (2) (7)	3,439,001	-	-	3,439,001	-	-
Territorial Bancorp Inc. (7)	782,500	-	434,067	348,433	103	-
Trinity Ltd. (1) (4) (7)	82,337,500	-	46,869,600	35,467,900	967	-
Veeco Instruments Inc. (7)	2,566,396	-	2,566,396	-	-	-
Vision-Sciences, Inc. (7)	2,200,000	-	2,200,000	-	-	-
Volcano Corp. (2) (7)	2,991,900	-	2,017,900	974,000	-	-
Zoloto Resources Ltd. (7)	8,175,000	-	8,175,000	-	-	-
					$36,755	$2,901,528

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

(1) Valued under fair value procedures adopted by authority of the board of directors. The total value of all such securities, including those in "Miscellaneous" and "Other securities," was $9,622,362,000, which represented 47.80% of the net assets of the fund. This amount includes $9,501,434,000 related to certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading.

(2) Security did not produce income during the last 12 months.
(3) Represents an affiliated company as defined under the Investment Company Act of 1940.
(4) Acquired in a transaction exempt from registration under the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities, including those in "Other securities," was $896,479,000, which represented 4.45% of the net assets of the fund.

(5) This security was an unaffiliated issuer in its initial period of acquisition at 9/30/2009; it was not publicly disclosed.
(6) Acquired in a transaction exempt from registration under the Securities Act of 1933. May be subject to legal or contractual restrictions on resale. Further details on these holdings appear below.

	Acquisition date(s)	Cost (000)	Value (000)	Percent of net assets

First Southern Bancorp, Inc.	12/17/2009	$28,378	$28,378	.14%
First Southern Bancorp, Inc., Series C, convertible preferred	12/17/2009	2,299	2,299	.01
BG Medicine, Inc., Series D, convertible preferred	7/9/2008	10,000	13,754	.07
BG Medicine, Inc. 12.00% convertible notes 2011	3/30/2010-9/27/2010	500	500	.01
BG Medicine, Inc., warrants, expire 2020	3/30/2010-9/27/2010	-	206	.00
Fluidigm Corp., Series E, convertible preferred	12/21/2006-11/16/2009	18,337	14,370	.07
Fluidigm Corp., warrant, expires 2019	8/17/2009	-	-	.00
Other restricted securities		86,639	22,292	.11

Total restricted securities		$146,153	$81,799	.41%

(7) Unaffiliated issuer at 9/30/2010.

Key to abbreviations

ADR = American Depositary Receipts
CAD = Canadian dollars

The descriptions of the companies shown in the summary investment portfolio, which were obtained from published reports and other sources believed to be reliable, are supplemental and are not covered by the Report of Independent Registered Public Accounting Firm.

See Notes to Financial Statements

Financial statements

Statement of assets and liabilities
at September 30, 2010	(dollars in thousands)

Assets:
Investment securities, at value:
Unaffiliated issuers (cost: $13,065,499)	$17,171,343
Affiliated issuers (cost: $2,561,871)	2,901,528	$20,072,871
Cash denominated in currencies other than U.S. dollars
(cost: $27,542)		27,779
Cash		9,909
Receivables for:
Sales of investments	124,106
Sales of fund's shares	24,797
Dividends and interest	26,319
Other	121	175,343
		20,285,902
Liabilities:
Payables for:
Purchases of investments	81,064
Repurchases of fund's shares	28,832
Investment advisory services	10,143
Services provided by affiliates	8,297
Directors' deferred compensation	1,681
Non-U.S. taxes	23,046
Other	605	153,668
Net assets at September 30, 2010		$20,132,234

Net assets consist of:
Capital paid in on shares of capital stock		$18,444,579
Distributions in excess of net investment income		(39,983)
Accumulated net realized loss		(2,695,567)
Net unrealized appreciation		4,423,205
Net assets at September 30, 2010		$20,132,234

(dollars and shares in thousands, except per-share amounts)
Total authorized capital stock - 1,000,000 shares, $.01 par value (566,159 total shares outstanding)

	Net assets	Shares outstanding	Net asset value per share
Class A	$14,432,116	402,937	$35.82
Class B	396,983	11,720	33.87
Class C	865,302	25,744	33.61
Class F-1	653,999	18,409	35.53
Class F-2	245,567	6,835	35.93
Class 529-A	548,211	15,387	35.63
Class 529-B	51,745	1,512	34.23
Class 529-C	194,349	5,685	34.19
Class 529-E	31,474	897	35.11
Class 529-F-1	47,112	1,319	35.72
Class R-1	43,138	1,257	34.32
Class R-2	711,833	20,750	34.30
Class R-3	666,659	19,030	35.03
Class R-4	485,560	13,638	35.60
Class R-5	347,239	9,589	36.21
Class R-6	410,947	11,450	35.89

See Notes to Financial Statements

Statement of operations
for the year ended September 30, 2010	(dollars in thousands)

Investment income:
Income:
Dividends (net of non-U.S. taxes of $17,126;
also includes $36,662 from affiliates)	$279,218
Interest (includes $93 from affiliates)	8,416	$287,634

Fees and expenses*:
Investment advisory services	118,528
Distribution services	57,527
Transfer agent services	27,166
Administrative services	10,702
Reports to shareholders	1,503
Registration statement and prospectus	1,657
Directors' compensation	623
Auditing and legal	244
Custodian	3,177
State and local taxes	327
Other	1,685	223,139
Net investment income		64,495

Net realized gain and unrealized appreciation
on investments and currency:
Net realized gain on:
Investments (includes $60,663 net gain from affiliates)	960,879
Currency transactions	1,453	962,332
Net unrealized appreciation on:
Investments (net of non-U.S. taxes of $23,046)	2,198,025
Currency translations	374	2,198,399
Net realized gain and unrealized appreciation
on investments and currency		3,160,731
Net increase in net assets resulting
from operations		$3,225,226

*Additional information related to class-specific fees and expenses is included in the Notes to Financial Statements.

See Notes to Financial Statements

Statements of changes in net assets	(dollars in thousands)
	Year ended September 30
	2010	2009
Operations:
Net investment income	$64,495	$97,693
Net realized gain (loss) on investments and currency transactions	962,332	(3,563,228)
Net unrealized appreciation on investments and currency translations	2,198,399	4,089,754
Net increase in net assets resulting from operations	3,225,226	624,219

Dividends paid to shareholders from net investment income	(103,851)	-

Net capital share transactions	(485,003)	(710,466)

Total increase (decrease) in net assets	2,636,372	(86,247)

Net assets:
Beginning of year	17,495,862	17,582,109
End of year (including distributions in excess of
net investment income: $(39,983) and $(57,446), respectively)	$20,132,234	$17,495,862

See Notes to Financial Statements

Notes to financial statements

1.	Organization

SMALLCAP World Fund, Inc. (the "fund") is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The fund seeks long-term growth of capital through investments in smaller companies in the U.S. and around the world.

On November 24, 2009, shareholders approved a proposal to reorganize the fund from a Maryland corporation to a Delaware statutory trust. The reorganization is expected to be completed in 2011; however, the fund reserves the right to delay the implementation. Shareholders also approved amendments to the fund’s Investment Advisory and Service Agreement and amendments to and elimination of certain fundamental investment policies of the fund.

The fund has 16 share classes consisting of five retail share classes, five 529 college savings plan share classes and six retirement plan share classes. The 529 college savings plan share classes (529-A, 529-B, 529-C, 529-E and 529-F-1) can be used to save for college education. The six retirement plan share classes (R-1, R-2, R-3, R-4, R-5 and R-6) are generally offered only through eligible employer-sponsored retirement plans. The fund’s share classes are described below:

Share class	Initial sales charge	Contingent deferred sales charge upon redemption	Conversion feature
Classes A and 529-A	Up to 5.75%	None (except 1% for certain redemptions within one year of purchase without an initial sales charge)	None
Classes B and 529-B*	None	Declines from 5% to 0% for redemptions within six years of purchase	Classes B and 529-B convert to Classes A and 529-A, respectively, after eight years
Class C	None	1% for redemptions within one year of purchase	Class C converts to Class F-1 after 10 years
Class 529-C	None	1% for redemptions within one year of purchase	None
Class 529-E	None	None	None
Classes F-1, F-2 and 529-F-1	None	None	None
Classes R-1, R-2, R-3, R-4, R-5 and R-6	None	None	None
*Class B and 529-B shares of the fund are not available for purchase.

Holders of all share classes have equal pro rata rights to assets, dividends and liquidation proceeds. Each share class has identical voting rights, except for the exclusive right to vote on matters affecting only its class. Share classes have different fees and expenses ("class-specific fees and expenses"), primarily due to different arrangements for distribution, administrative and shareholder services. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different per-share dividends by each class.

2.	Significant accounting policies

The financial statements have been prepared to comply with accounting principles generally accepted in the United States of America. These principles require management to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. The fund follows the significant accounting policies described below, as well as the valuation policies described in the next section on valuation.

Security transactions and related investment income – Security transactions are recorded by the fund as of the date the trades are executed with brokers. Realized gains and losses from security transactions are determined based on the specific identified cost of the securities. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

Class allocations – Income, fees and expenses (other than class-specific fees and expenses) and realized and unrealized gains and losses are allocated daily among the various share classes based on their relative net assets. Class-specific fees and expenses, such as distribution, administrative and shareholder services, are charged directly to the respective share class.

Dividends and distributions to shareholders – Dividends and distributions paid to shareholders are recorded on the ex-dividend date.

Currency translation – Assets and liabilities, including investment securities, denominated in currencies other than U.S. dollars are translated into U.S. dollars at the exchange rates in effect on the valuation date. Purchases and sales of investment securities and income and expenses are translated into U.S. dollars at the exchange rates on the dates of such transactions. On the accompanying financial statements, the effects of changes in exchange rates on investment securities are included with the net realized gain or loss and net unrealized appreciation or depreciation on investments. The realized gain or loss and unrealized appreciation or depreciation resulting from all other transactions denominated in currencies other than U.S. dollars are disclosed separately.

Loan transactions – The fund may enter into loan transactions in which the fund acquires a loan either through an agent, by assignment from another holder, or as a participation interest in another holder's portion of a loan. The loan is often administered by a financial institution that acts as agent for the holders of the loan, and the fund may be required to receive approval from the agent and/or borrower prior to the sale of the investment. The loan's interest rate and maturity date may change based on the terms of the loan, including potential early payments of principal.

3.	Valuation

The fund’s investments are reported at fair value as defined by accounting principles generally accepted in the United States of America. The fund generally determines its net asset value as of approximately 4:00 p.m. New York time each day the New York Stock Exchange is open.

Methods and inputs – The fund uses the following methods and inputs to establish the fair value of its assets and liabilities. Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve.

Equity securities are generally valued at the official closing price of, or the last reported sale price on, the exchange or market on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Prices for each security are taken from the principal exchange or market in which the security trades.

Fixed-income securities, including short-term securities purchased with more than 60 days left to maturity, are generally valued at prices obtained as of approximately 3:00 p.m. New York time from one or more pricing vendors. Vendors value such securities based on one or more of the inputs described in the following table. The table provides examples of inputs that are commonly relevant for valuing particular classes of fixed-income securities in which the fund is authorized to invest. However, these classifications are not exclusive, and any of the inputs may be used to value any other class of fixed-income security.

Fixed-income class	Examples of standard inputs
All
Benchmark yields, transactions, bids, offers, quotations from dealers and trading systems, new issues, spreads and other relationships observed in the markets among comparable securities; and proprietary pricing models such as yield measures calculated using factors such as cash flows, financial or collateral performance and other reference data (collectively referred to as “standard inputs”)

Corporate bonds & notes; convertible securities	Standard inputs and underlying equity of the issuer
Bonds & notes of governments & government agencies	Standard inputs and interest rate volatilities

Where the investment adviser deems it appropriate to do so (such as when vendor prices are unavailable or not deemed to be representative), fixed-income securities will be valued in good faith at the mean quoted bid and asked prices that are reasonably and timely available (or bid prices, if asked prices are not available) or at prices for securities of comparable maturity, quality and type.

Securities with both fixed-income and equity characteristics, or equity securities traded principally among fixed-income dealers, are generally valued in the manner described above for either equity or fixed-income securities, depending on which method is deemed most appropriate by the investment adviser. Short-term securities purchased within 60 days to maturity are valued at amortized cost, which approximates fair value. The value of short-term securities originally purchased with maturities greater than 60 days is determined based on an amortized value to par when they reach 60 days.

Securities and other assets for which representative market quotations are not readily available or are considered unreliable by the investment adviser are fair valued as determined in good faith under guidelines adopted by authority of the fund's board of directors. Market quotations may be considered unreliable if events occur that materially affect the value of securities (particularly equity securities trading outside the U.S.) between the close of trading in those securities and the close of regular trading on the New York Stock Exchange. Various inputs may be reviewed in order to make a good faith determination of a security’s fair value. These inputs include, but are not limited to, the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions. Fair valuations and valuations of investments that are not actively trading involve judgment and may differ materially from valuations that would have been used had greater market activity occurred.

Classifications - The fund classifies its assets and liabilities into three levels based on the inputs used to value the assets or liabilities. Level 1 values are based on quoted prices in active markets for identical securities. Level 2 values are based on significant observable market inputs, such as quoted prices for similar securities and quoted prices in inactive markets. Level 3 values are based on significant unobservable inputs that reflect the fund’s determination of assumptions that market participants might reasonably use in valuing the securities. The valuation levels are not necessarily an indication of the risk or liquidity associated with the underlying investment. For example, U.S. government securities are reflected as Level 2 because the inputs used to determine fair value may not always be quoted prices in an active market. The following table presents the fund’s valuation levels as of September 30, 2010 (dollars in thousands):

Investment securities:	Level 1	Level 2		Level 3	Total
Common stocks:
Consumer discretionary	$1,429,637	$1,723,131	(1)	$250	$3,153,018
Industrials	1,068,296	1,794,947	(1)	-	2,863,243
Information technology	1,621,031	1,051,838	(1)	130	2,672,999
Financials	1,165,649	1,045,360	(1)	40,038	2,251,047
Health care	1,397,445	684,199	(1)	3	2,081,647
Materials	459,955	1,147,826	(1)	-	1,607,781
Energy	681,971	541,060	(1)	11,887	1,234,918
Consumer staples	209,023	659,672	(1)	-	868,695
Utilities	23,565	337,668	(1)	-	361,233
Telecommunication services	129,342	57,363	(1)	-	186,705
Miscellaneous	527,494	474,420	(1)	515	1,002,429
Rights & Warrants	10,396	564		206	11,166
Convertible securities	12,503	19,507		51,285	83,295
Bonds & notes	-	349,655		-	349,655
Short-term securities	-	1,345,040		-	1,345,040
Total	$8,736,307	$11,232,250		$104,314	$20,072,871

(1)Includes certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading; therefore, $9,501,434,000 of investment securities were classified as Level 2 instead of Level 1.

The following table reconciles the valuation of the fund's Level 3 investment securities and related transactions for the year ended September 30, 2010 (dollars in thousands):

	Beginning value at 10/1/2009	Net purchases and sales	Net realized loss(2)	Net unrealized appreciation(2)	Net transfers out of Level 3(3)	Ending value at 9/30/2010
Investment securities	$60,321	$113,640	$(18,524)	$55,331	$(106,454)	$104,314

Net unrealized appreciation during the period on Level 3 investment securities held at September 30, 2010 (dollars in thousands)(2):						$1,903

(2)Net realized loss and unrealized appreciation are included in the related amounts on investments in the statement of operations.
(3)Transfers into or out of Level 3 are based on the beginning market value of the quarter in which they occurred.

4.	Risk factors

Investing in the fund may involve certain risks including, but not limited to, those described below.

Market conditions — The prices of, and the income generated by,  the securities held by the fund may decline due to market conditions and other factors, including those directly involving the issuers of securities held by the fund.

Investing in growth-oriented stocks — Growth-oriented stocks and other equity-type securities may involve larger price swings and greater potential for loss than other types of investments. These risks may be even greater in the case of smaller capitalization stocks.

Investing in small companies —Investing in smaller companies may pose additional risks. For example, it is often more difficult to value or dispose of small company stocks and more difficult to obtain information about smaller companies. In addition, the prices of their stocks may be more volatile than stocks of larger, more established companies.

Investing outside the U.S. — Securities of issuers domiciled outside the U.S., or with significant operations outside the U.S., may lose value because of political, social or economic developments in the country or region in which the issuer operates. These securities may also lose value due to changes in the exchange rate of the country’s currency against the U.S. dollar. Securities markets in certain countries may be more volatile and/or less liquid than those in the U.S. Investments outside the U.S. may also be subject to different settlement and accounting practices and different regulatory, legal and reporting standards than those in the U.S. The risks of investing outside the U.S. may be heightened in connection with investments in developing countries.

Management — The investment adviser to the fund actively manages the fund’s investments. Consequently, the fund is subject to the risk that the techniques and risk analyses employed by the investment adviser in this process may not produce the desired results. This could cause the fund to lose value or its results to lag relevant benchmarks or other funds with similar objectives.

5.	Taxation and distributions

Federal income taxation – The fund complies with the requirements under Subchapter M of the Internal Revenue Code applicable to mutual funds and intends to distribute substantially all of its net taxable income and net capital gains each year. The fund is not subject to income taxes to the extent such distributions are made. Therefore, no federal income tax provision is required.

As of and during the period ended September 30, 2010, the fund did not have a liability for any unrecognized tax benefits. The fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the statement of operations. During the period, the fund did not incur any significant interest or penalties.

The fund is not subject to examination by U.S. federal tax authorities for tax years before 2006, by state tax authorities for tax years before 2005 and by tax authorities outside the U.S. for tax years before 2003.

Non-U.S. taxation – Dividend and interest income is recorded net of non-U.S. taxes paid. Gains realized by the fund on the sale of securities in certain countries are subject to non-U.S. taxes. The fund records a liability based on unrealized gains to provide for potential non-U.S. taxes payable upon the sale of these securities.

Distributions – Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to different treatment for items such as currency gains and losses; short-term capital gains and losses; capital losses related to sales of certain securities within 30 days of purchase; unrealized appreciation of certain investments in securities outside the U.S.;  cost of investments sold; net capital losses; non-U.S. taxes on capital gains; and income on certain investments. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the fund for financial reporting purposes.

During the year ended September 30, 2010, the fund reclassified $56,943,000 from accumulated net realized loss to distributions in excess of net investment income; and $124,000 from distributions in excess of net investment income to capital paid in on shares of capital stock to align financial reporting with tax reporting.

As of September 30, 2010, the tax basis components of distributable earnings, unrealized appreciation (depreciation) and cost of investment securities were as follows:

	(dollars in thousands)
Undistributed ordinary income		$206,213
Capital loss carryforwards*:
Expiring 2017	$(365,461)
Expiring 2018	(2,299,111)	(2,664,572)
Gross unrealized appreciation on investment securities		5,162,544
Gross unrealized depreciation on investment securities		(992,545)
Net unrealized appreciation on investment securities		4,169,999
Cost of investment securities		15,902,872

*The capital loss carryforwards will be used to offset any capital gains realized by the fund in future years through the expiration dates. The fund will not make distributions from capital gains while capital loss carryforwards remain.

No distributions were paid to shareholders during the year ended September 30, 2009. Ordinary income distributions paid to shareholders from net investment income during the year ended September 30, 2010, were as follows:

Share class	(dollars in thousands)
Class A	$82,116
Class B	-
Class C	320
Class F-1	4,116
Class F-2	1,894
Class 529-A	3,021
Class 529-B	-
Class 529-C	-
Class 529-E	109
Class 529-F-1	331
Class R-1	34
Class R-2	-
Class R-3	2,561
Class R-4	3,241
Class R-5	2,757
Class R-6	3,351
Total	$103,851

6.	Fees and transactions with related parties

Capital Research and Management Company ("CRMC"), the fund’s investment adviser, is the parent company of American Funds Distributors,® Inc. ("AFD"), the principal underwriter of the fund’s shares, and American Funds Service Company® ("AFS"), the fund’s transfer agent.

Investment advisory services - The Investment Advisory and Service Agreement with CRMC provides for monthly fees accrued daily. These fees are based on a series of decreasing annual rates beginning with 0.800% on the first $1 billion of daily net assets and decreasing to 0.595% on such assets in excess of $27 billion. For the year ended September 30, 2010, the investment advisory services fee was $118,528,000, which was equivalent to an annualized rate of 0.642% of average daily net assets.

Class-specific fees and expenses – Expenses that are specific to individual share classes are accrued directly to the respective share class. The principal class-specific fees and expenses are described below:

Distribution services – The fund has adopted plans of distribution for all share classes, except Classes F-2, R-5 and R-6. Under the plans, the board of directors approves certain categories of expenses that are used to finance activities primarily intended to sell fund shares and service existing accounts. The plans provide for payments, based on an annualized percentage of average daily net assets, ranging from 0.30% to 1.00% as noted below. In some cases, the board of directors has limited the amounts that may be paid to less than the maximum allowed by the plans. All share classes with a plan may use up to 0.25% of average daily net assets to pay service fees, or to compensate AFD for paying service fees, to firms that have entered into agreements with AFD to provide certain shareholder services. The remaining amounts available to be paid under each plan are paid to dealers to compensate them for their sales activities.

For Classes A and 529-A, the board of directors has also approved the reimbursement of dealer and wholesaler commissions paid by AFD for certain shares sold without a sales charge. These classes reimburse AFD for amounts billed within the prior 15 months but only to the extent that the overall annual expense limit of 0.30% is not exceeded. As of September 30, 2010, there were no unreimbursed expenses subject to reimbursement for Classes A or 529-A.

Share class	Currently approved limits	Plan limits
Class A	0.30%	0.30%
Class 529-A	0.30	0.50
Classes B and 529-B	1.00	1.00
Classes C, 529-C and R-1	1.00	1.00
Class R-2	0.75	1.00
Classes 529-E and R-3	0.50	0.75
Classes F-1, 529-F-1 and R-4	0.25	0.50

Transfer agent services – The fund has a transfer agent agreement with AFS for Classes A and B. Under this agreement, these share classes compensate AFS for transfer agent services including shareholder recordkeeping, communications and transaction processing. AFS is also compensated for certain transfer agent services provided to all other share classes from the administrative services fees paid to CRMC as described below.

Administrative services – The fund has an administrative services agreement with CRMC for all share classes, except Classes A and B, to provide certain services, including transfer agent and recordkeeping services; coordinating, monitoring, assisting and overseeing third-party service providers; and educating advisers and shareholders about the impact of market-related events, tax laws affecting investments, retirement plan restrictions, exchange limitations and other related matters. Each relevant share class pays CRMC annual fees up to 0.15% (0.10% for Class R-5 and 0.05% for Class R-6) based on its respective average daily net assets. Each relevant share class also pays AFS additional amounts for certain transfer agent services. CRMC and AFS may use these fees to compensate third parties for performing these services.

Each 529 share class is subject to an additional administrative services fee payable to the Commonwealth of Virginia for the maintenance of the 529 college savings plan. The quarterly fee is based on a series of decreasing annual rates beginning with 0.10% on the first $30 billion of the net assets invested in Class 529 shares of the American Funds and decreasing to 0.06% on such assets between $120 billion and $150 billion. The fee for any given calendar quarter is accrued and calculated on the basis of the average net assets of Class 529 shares of the American Funds for the last month of the prior calendar quarter. Although these amounts are included with administrative services fees on the accompanying financial statements, the Commonwealth of Virginia is not considered a related party.

Expenses under the agreements described above for the year ended September 30, 2010, were as follows (dollars in thousands):

			Administrative services
Share class	Distribution services	Transfer agent services	CRMC administrative services	Transfer agent services	Commonwealth of Virginia administrative services
Class A	$31,484	$26,347	Not applicable	Not applicable	Not applicable
Class B	4,068	819	Not applicable	Not applicable	Not applicable
Class C	7,899	Included in administrative services	$1,186	$293	Not applicable
Class F-1	1,478		893	116	Not applicable
Class F-2		Not applicable	244	16	Not applicable
Class 529-A	967		647	123	$473
Class 529-B	513		71	24	51
Class 529-C	1,713		236	71	172
Class 529-E	138		38	7	28
Class 529-F-1	-		55	10	40
Class R-1	391		42	30	Not applicable
Class R-2	4,848		967	2,240	Not applicable
Class R-3	2,969		885	623	Not applicable
Class R-4	1,059		629	26	Not applicable
Class R-5		Not applicable	282	10	Not applicable
Class R-6		Not applicable	172	2	Not applicable
Total	$57,527	$27,166	$6,347	$3,591	$764

Directors’ deferred compensation – Since the adoption of the deferred compensation plan in 1993, directors who are unaffiliated with CRMC may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the fund, are treated as if invested in shares of the fund or other American Funds. These amounts represent general, unsecured liabilities of the fund and vary according to the total returns of the selected funds. Directors’ compensation of $623,000, shown on the accompanying financial statements, includes $488,000 in current fees (either paid in cash or deferred) and a net increase of $135,000 in the value of the deferred amounts.

Affiliated officers and directors – Officers and certain directors of the fund are or may be considered to be affiliated with CRMC, AFS and AFD. No affiliated officers or directors received any compensation directly from the fund.

7.	Capital share transactions

Capital share transactions in the fund were as follows (dollars and shares in thousands):

	Sales*		Reinvestments of dividends and distributions		Repurchases*		Net (decrease) increase
Share class	Amount	Shares	Amount	Shares	Amount	Shares	Amount	Shares
Year ended September 30, 2010
Class A	$1,831,865	56,548	$78,893	2,504	$(2,553,407)	(79,601)	$(642,649)	(20,549)
Class B	25,953	842	-	-	(123,854)	(4,048)	(97,901)	(3,206)
Class C	161,750	5,306	309	10	(167,005)	(5,525)	(4,946)	(209)
Class F-1	239,017	7,411	3,785	121	(229,350)	(7,215)	13,452	317
Class F-2	98,591	3,047	1,549	49	(47,932)	(1,475)	52,208	1,621
Class 529-A	91,398	2,844	3,020	97	(48,681)	(1,524)	45,737	1,417
Class 529-B	2,502	80	-	-	(10,279)	(329)	(7,777)	(249)
Class 529-C	33,679	1,092	-	-	(23,126)	(754)	10,553	338
Class 529-E	4,953	158	109	3	(2,978)	(94)	2,084	67
Class 529-F-1	10,907	341	331	11	(6,404)	(201)	4,834	151
Class R-1	14,676	471	34	1	(14,029)	(457)	681	15
Class R-2	202,425	6,515	-	-	(201,145)	(6,522)	1,280	(7)
Class R-3	224,770	7,101	2,559	83	(195,218)	(6,179)	32,111	1,005
Class R-4	170,724	5,318	3,239	103	(137,357)	(4,321)	36,606	1,100
Class R-5	111,984	3,427	2,744	86	(78,067)	(2,424)	36,661	1,089
Class R-6	106,396	3,341	3,351	107	(77,684)	(2,444)	32,063	1,004
Total net increase
(decrease)	$3,331,590	103,842	$99,923	3,175	$(3,916,516)	(123,113)	$(485,003)	(16,096)

Year ended September 30, 2009
Class A	$1,518,160	66,129	$-	-	$(2,496,271)	(115,414)	$(978,111)	(49,285)
Class B	33,662	1,604	-	-	(102,029)	(4,910)	(68,367)	(3,306)
Class C	118,514	5,423	-	-	(151,900)	(7,489)	(33,386)	(2,066)
Class F-1	189,538	8,394	-	-	(274,502)	(12,521)	(84,964)	(4,127)
Class F-2	138,781	5,589	-	-	(15,874)	(659)	122,907	4,930
Class 529-A	58,688	2,607	-	-	(37,550)	(1,725)	21,138	882
Class 529-B	3,585	174	-	-	(4,393)	(210)	(808)	(36)
Class 529-C	23,679	1,084	-	-	(17,451)	(829)	6,228	255
Class 529-E	3,847	173	-	-	(2,835)	(131)	1,012	42
Class 529-F-1	7,052	316	-	-	(4,494)	(204)	2,558	112
Class R-1	11,379	514	-	-	(6,450)	(303)	4,929	211
Class R-2	183,512	8,507	-	-	(121,903)	(5,671)	61,609	2,836
Class R-3	164,814	7,409	-	-	(108,008)	(4,940)	56,806	2,469
Class R-4	176,324	7,415	-	-	(72,671)	(3,225)	103,653	4,190
Class R-5	171,532	7,719	-	-	(335,288)	(14,570)	(163,756)	(6,851)
Class R-6†	243,388	10,650	-	-	(5,302)	(204)	238,086	10,446
Total net increase
(decrease)	$3,046,455	133,707	$-	-	$(3,756,921)	(173,005)	$(710,466)	(39,298)

*Includes exchanges between share classes of the fund.
†Class R-6 was offered beginning May 1, 2009.

8.	Investment transactions

The fund made purchases and sales of investment securities, excluding short-term securities and U.S. government obligations, if any, of $7,356,512,000 and $8,140,211,000, respectively, during the year ended September 30, 2010.

Financial highlights(1)

		Income (loss) from investment operations(2)			Dividends and distributions
	Net asset value, beginning of period	Net investment income (loss)	Net gains (losses) on securities (both realized and unrealized)	Total from investment operations	Dividends (from net investment income)	Distributions (from capital gains)	Total dividends and distributions	Net asset value, end of period	Total return(3) (4)	Net assets, end of period (in millions)	Ratio of expenses to average net assets before reimbursements/ waivers	Ratio of expenses to average net assets after reimbursements/ waivers(4)	Ratio of net income (loss) to average net assets(4)
Class A:
Year ended 9/30/2010	$30.26	$.14	$5.62	$5.76	$(.20)	$-	$(.20)	$35.82	19.11%	$14,432	1.13%	1.13%	.43%
Year ended 9/30/2009	28.46	.19	1.61	1.80	-	-	-	30.26	6.32	12,814	1.25	1.24	.82
Year ended 9/30/2008	47.43	.31	(14.35)	(14.04)	(.76)	(4.17)	(4.93)	28.46	(32.77)	13,453	1.07	1.01	.80
Year ended 9/30/2007	38.87	.37	12.50	12.87	(.70)	(3.61)	(4.31)	47.43	35.41	20,913	1.04	.98	.86
Year ended 9/30/2006	34.77	.25	4.94	5.19	(.41)	(.68)	(1.09)	38.87	15.27	15,167	1.08	1.01	.68
Class B:
Year ended 9/30/2010	28.66	(.11)	5.32	5.21	-	-	-	33.87	18.18	397	1.89	1.89	(.37)
Year ended 9/30/2009	27.16	.01	1.49	1.50	-	-	-	28.66	5.52	428	2.02	2.00	.06
Year ended 9/30/2008	45.49	.01	(13.72)	(13.71)	(.45)	(4.17)	(4.62)	27.16	(33.27)	495	1.83	1.77	.03
Year ended 9/30/2007	37.41	.04	12.02	12.06	(.37)	(3.61)	(3.98)	45.49	34.40	815	1.81	1.74	.10
Year ended 9/30/2006	33.59	(.03)	4.78	4.75	(.25)	(.68)	(.93)	37.41	14.39	581	1.85	1.78	(.09)
Class C:
Year ended 9/30/2010	28.44	(.10)	5.28	5.18	(.01)	-	(.01)	33.61	18.19	865	1.88	1.88	(.32)
Year ended 9/30/2009	26.93	.03	1.48	1.51	-	-	-	28.44	5.64	738	1.94	1.92	.13
Year ended 9/30/2008	45.18	.01	(13.63)	(13.62)	(.46)	(4.17)	(4.63)	26.93	(33.31)	754	1.86	1.79	.02
Year ended 9/30/2007	37.21	.02	11.95	11.97	(.39)	(3.61)	(4.00)	45.18	34.35	1,107	1.85	1.79	.04
Year ended 9/30/2006	33.45	(.04)	4.74	4.70	(.26)	(.68)	(.94)	37.21	14.33	696	1.89	1.83	(.12)
Class F-1:
Year ended 9/30/2010	30.03	.15	5.57	5.72	(.22)	-	(.22)	35.53	19.16	654	1.10	1.10	.46
Year ended 9/30/2009	28.21	.21	1.61	1.82	-	-	-	30.03	6.45	543	1.14	1.13	.94
Year ended 9/30/2008	47.08	.31	(14.23)	(13.92)	(.78)	(4.17)	(4.95)	28.21	(32.77)	627	1.07	1.01	.82
Year ended 9/30/2007	38.65	.36	12.41	12.77	(.73)	(3.61)	(4.34)	47.08	35.41	815	1.05	.98	.84
Year ended 9/30/2006	34.58	.26	4.91	5.17	(.42)	(.68)	(1.10)	38.65	15.28	446	1.08	1.01	.70
Class F-2:
Year ended 9/30/2010	30.39	.25	5.63	5.88	(.34)	-	(.34)	35.93	19.46	246	.81	.81	.78
Year ended 9/30/2009	28.47	.23	1.69	1.92	-	-	-	30.39	6.78	158	.87	.87	.91
Period from 8/1/2008 to 9/30/2008	33.66	.08	(5.27)	(5.19)	-	-	-	28.47	(15.42)	8	.14	.13	.26
Class 529-A:
Year ended 9/30/2010	30.13	.13	5.58	5.71	(.21)	-	(.21)	35.63	19.06	548	1.16	1.16	.41
Year ended 9/30/2009	28.32	.19	1.62	1.81	-	-	-	30.13	6.39	421	1.22	1.21	.84
Year ended 9/30/2008	47.23	.29	(14.28)	(13.99)	(.75)	(4.17)	(4.92)	28.32	(32.79)	371	1.11	1.05	.78
Year ended 9/30/2007	38.76	.34	12.44	12.78	(.70)	(3.61)	(4.31)	47.23	35.33	479	1.10	1.04	.79
Year ended 9/30/2006	34.68	.25	4.93	5.18	(.42)	(.68)	(1.10)	38.76	15.25	284	1.11	1.05	.66
Class 529-B:
Year ended 9/30/2010	28.98	(.13)	5.38	5.25	-	-	-	34.23	18.12	52	1.97	1.97	(.44)
Year ended 9/30/2009	27.47	.01	1.50	1.51	-	-	-	28.98	5.50	51	2.05	2.03	.02
Year ended 9/30/2008	45.96	(.02)	(13.89)	(13.91)	(.41)	(4.17)	(4.58)	27.47	(33.35)	49	1.93	1.87	(.05)
Year ended 9/30/2007	37.77	(.01)	12.14	12.13	(.33)	(3.61)	(3.94)	45.96	34.25	71	1.92	1.86	(.02)
Year ended 9/30/2006	33.93	(.07)	4.82	4.75	(.23)	(.68)	(.91)	37.77	14.24	48	1.97	1.90	(.20)
Class 529-C:
Year ended 9/30/2010	28.94	(.12)	5.37	5.25	-	-	-	34.19	18.10	194	1.97	1.97	(.40)
Year ended 9/30/2009	27.43	.01	1.50	1.51	-	-	-	28.94	5.54	155	2.04	2.03	.02
Year ended 9/30/2008	45.92	(.01)	(13.89)	(13.90)	(.42)	(4.17)	(4.59)	27.43	(33.36)	140	1.93	1.86	(.04)
Year ended 9/30/2007	37.77	(.01)	12.13	12.12	(.36)	(3.61)	(3.97)	45.92	34.23	188	1.92	1.86	(.02)
Year ended 9/30/2006	33.94	(.07)	4.83	4.76	(.25)	(.68)	(.93)	37.77	14.27	115	1.96	1.90	(.19)
Class 529-E:
Year ended 9/30/2010	29.70	.04	5.50	5.54	(.13)	-	(.13)	35.11	18.71	31	1.46	1.46	.11
Year ended 9/30/2009	28.00	.12	1.58	1.70	-	-	-	29.70	6.07	25	1.52	1.51	.54
Year ended 9/30/2008	46.76	.18	(14.15)	(13.97)	(.62)	(4.17)	(4.79)	28.00	(33.01)	22	1.42	1.35	.47
Year ended 9/30/2007	38.40	.21	12.33	12.54	(.57)	(3.61)	(4.18)	46.76	34.93	30	1.41	1.35	.49
Year ended 9/30/2006	34.42	.12	4.89	5.01	(.35)	(.68)	(1.03)	38.40	14.86	18	1.44	1.37	.34

Class 529-F-1:
Year ended 9/30/2010	$30.20	$.20	$5.59	$5.79	$(.27)	$-	$(.27)	$35.72	19.31%	$47	.95%	.95%	.62%
Year ended 9/30/2009	28.33	.24	1.63	1.87	-	-	-	30.20	6.60	35	1.02	1.01	1.04
Year ended 9/30/2008	47.24	.37	(14.28)	(13.91)	(.83)	(4.17)	(5.00)	28.33	(32.66)	30	.92	.85	.98
Year ended 9/30/2007	38.77	.42	12.44	12.86	(.78)	(3.61)	(4.39)	47.24	35.56	35	.91	.85	.98
Year ended 9/30/2006	34.64	.31	4.93	5.24	(.43)	(.68)	(1.11)	38.77	15.44	19	.94	.87	.83
Class R-1:
Year ended 9/30/2010	29.05	(.09)	5.39	5.30	(.03)	-	(.03)	34.32	18.25	43	1.87	1.87	(.30)
Year ended 9/30/2009	27.51	.02	1.52	1.54	-	-	-	29.05	5.60	36	1.94	1.93	.11
Year ended 9/30/2008	46.04	.02	(13.91)	(13.89)	(.47)	(4.17)	(4.64)	27.51	(33.29)	28	1.84	1.77	.05
Year ended 9/30/2007	37.89	.01	12.17	12.18	(.42)	(3.61)	(4.03)	46.04	34.32	38	1.88	1.80	.03
Year ended 9/30/2006	34.07	(.04)	4.83	4.79	(.29)	(.68)	(.97)	37.89	14.31	21	1.92	1.82	(.11)
Class R-2:
Year ended 9/30/2010	29.03	(.11)	5.38	5.27	-	-	-	34.30	18.19	712	1.93	1.93	(.37)
Year ended 9/30/2009	27.55	(.02)	1.50	1.48	-	-	-	29.03	5.37	603	2.15	2.14	(.09)
Year ended 9/30/2008	46.13	(.01)	(13.95)	(13.96)	(.45)	(4.17)	(4.62)	27.55	(33.36)	494	1.94	1.86	(.04)
Year ended 9/30/2007	37.93	.03	12.18	12.21	(.40)	(3.61)	(4.01)	46.13	34.36	673	1.93	1.77	.06
Year ended 9/30/2006	34.09	(.03)	4.83	4.80	(.28)	(.68)	(.96)	37.93	14.35	414	2.06	1.80	(.09)
Class R-3:
Year ended 9/30/2010	29.64	.04	5.49	5.53	(.14)	-	(.14)	35.03	18.71	667	1.44	1.44	.13
Year ended 9/30/2009	27.94	.12	1.58	1.70	-	-	-	29.64	6.05	534	1.53	1.51	.53
Year ended 9/30/2008	46.68	.18	(14.12)	(13.94)	(.63)	(4.17)	(4.80)	27.94	(32.99)	435	1.42	1.35	.48
Year ended 9/30/2007	38.34	.20	12.31	12.51	(.56)	(3.61)	(4.17)	46.68	34.88	555	1.42	1.35	.47
Year ended 9/30/2006	34.39	.11	4.87	4.98	(.35)	(.68)	(1.03)	38.34	14.82	319	1.49	1.42	.30
Class R-4:
Year ended 9/30/2010	30.12	.15	5.58	5.73	(.25)	-	(.25)	35.60	19.15	486	1.09	1.09	.48
Year ended 9/30/2009	28.29	.20	1.63	1.83	-	-	-	30.12	6.47	378	1.14	1.13	.88
Year ended 9/30/2008	47.20	.32	(14.29)	(13.97)	(.77)	(4.17)	(4.94)	28.29	(32.78)	236	1.07	1.01	.84
Year ended 9/30/2007	38.73	.35	12.45	12.80	(.72)	(3.61)	(4.33)	47.20	35.41	259	1.06	1.00	.82
Year ended 9/30/2006	34.68	.25	4.91	5.16	(.43)	(.68)	(1.11)	38.73	15.20	126	1.11	1.04	.67
Class R-5:
Year ended 9/30/2010	30.60	.26	5.66	5.92	(.31)	-	(.31)	36.21	19.50	347	.78	.78	.79
Year ended 9/30/2009	28.64	.28	1.68	1.96	-	-	-	30.60	6.84	260	.82	.80	1.26
Year ended 9/30/2008	47.70	.44	(14.45)	(14.01)	(.88)	(4.17)	(5.05)	28.64	(32.57)	440	.77	.70	1.17
Year ended 9/30/2007	39.10	.48	12.56	13.04	(.83)	(3.61)	(4.44)	47.70	35.77	403	.77	.71	1.11
Year ended 9/30/2006	34.93	.36	4.97	5.33	(.48)	(.68)	(1.16)	39.10	15.60	216	.80	.74	.97
Class R-6:
Year ended 9/30/2010	30.31	.27	5.62	5.89	(.31)	-	(.31)	35.89	19.57	411	.73	.73	.84
Period from 5/1/2009 to 9/30/2009	22.33	.13	7.85	7.98	-	-	-	30.31	35.74	317	.33	.33	.51

	Year ended September 30
	2010	2009	2008	2007	2006
Portfolio turnover rate for all classes of shares	45%	56%	50%	48%	45%

(1)Based on operations for the periods shown (unless otherwise noted) and, accordingly, may not be representative of a full year.
(2)Based on average shares outstanding.
(3)Total returns exclude any applicable sales charges, including contingent deferred sales charges.
(4)This column reflects the impact, if any, of certain reimbursements/waivers from CRMC. During some of the periods shown, CRMC reduced fees for investment advisory services. In addition, during some of the periods shown, CRMC paid a portion of the fund's transfer agent fees for certain retirement plan share classes.

See Notes to Financial Statements

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of SMALLCAP World Fund, Inc.:

We have audited the accompanying statement of assets and liabilities, including the summary investment portfolio, of SMALLCAP World Fund, Inc. (the “Fund”), as of September 30, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of September 30, 2010, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of SMALLCAP World Fund, Inc. as of September 30, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Costa Mesa, California
November 10, 2010

Tax information
                        unaudited

We are required to advise you within 60 days of the fund’s fiscal year-end regarding the federal tax status of certain distributions received by shareholders during such fiscal year. The fund hereby designates the following amounts for the fund’s fiscal year ended September 30, 2010:

Foreign taxes	$0.03 per share
Foreign source income	$0.43 per share
Qualified dividend income	$217,487,000
Corporate dividends received deduction	$54,654,000
U.S. government income that may be exempt from state taxation	$1,881,000

Individual shareholders should refer to their Form 1099 or other tax information, which will be mailed in January 2011, to determine the calendar year amounts to be included on their 2010 tax returns. Shareholders should consult their tax advisers.

Expense example
         unaudited

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, such as initial sales charges on purchase payments and contingent deferred sales charges on redemptions (loads), and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (April 1, 2010, through September 30, 2010).

Actual expenses:
The first line of each share class in the table on the next page provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses paid during period" to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes:
The second line of each share class in the table on the next page provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for the share class and an assumed rate of return of 5.00% per year before expenses, which is not the actual return of the share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5.00% hypothetical example with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Notes:
There are some account fees that are charged to certain types of accounts, such as individual retirement accounts and 529 college savings plan accounts (generally, a $10 fee is charged to set up the account and an additional $10 fee is charged to the account annually), that would increase the amount of expenses paid on your account. In addition, retirement plan participants may be subject to certain fees charged by the plan sponsor, and Class F-1, F-2 and 529-F-1 shareholders may be subject to fees charged by financial intermediaries, typically ranging from 0.75% to 1.50% of assets annually depending on services offered. You can estimate the impact of these fees by adding the amount of the fees to the total estimated expenses you paid on your account during the period as calculated above. In addition, your ending account value would be lower by the amount of these fees.

Note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning account value 4/1/2010	Ending account value 9/30/2010	Expenses paid during period*	Annualized expense ratio

Class A -- actual return	$1,000.00	$1,063.21	$5.69	1.10%
Class A -- assumed 5% return	1,000.00	1,019.55	5.57	1.10
Class B -- actual return	1,000.00	1,059.11	9.65	1.87
Class B -- assumed 5% return	1,000.00	1,015.69	9.45	1.87
Class C -- actual return	1,000.00	1,059.25	9.60	1.86
Class C -- assumed 5% return	1,000.00	1,015.74	9.40	1.86
Class F-1 -- actual return	1,000.00	1,063.45	5.64	1.09
Class F-1 -- assumed 5% return	1,000.00	1,019.60	5.52	1.09
Class F-2 -- actual return	1,000.00	1,064.61	4.19	.81
Class F-2 -- assumed 5% return	1,000.00	1,021.01	4.10	.81
Class 529-A -- actual return	1,000.00	1,062.95	5.90	1.14
Class 529-A -- assumed 5% return	1,000.00	1,019.35	5.77	1.14
Class 529-B -- actual return	1,000.00	1,058.77	10.06	1.95
Class 529-B -- assumed 5% return	1,000.00	1,015.29	9.85	1.95
Class 529-C -- actual return	1,000.00	1,058.83	10.06	1.95
Class 529-C -- assumed 5% return	1,000.00	1,015.29	9.85	1.95
Class 529-E -- actual return	1,000.00	1,061.38	7.39	1.43
Class 529-E -- assumed 5% return	1,000.00	1,017.90	7.23	1.43
Class 529-F-1 -- actual return	1,000.00	1,064.35	4.81	.93
Class 529-F-1 -- assumed 5% return	1,000.00	1,020.41	4.71	.93
Class R-1 -- actual return	1,000.00	1,059.25	9.55	1.85
Class R-1 -- assumed 5% return	1,000.00	1,015.79	9.35	1.85
Class R-2 -- actual return	1,000.00	1,058.94	9.86	1.91
Class R-2 -- assumed 5% return	1,000.00	1,015.49	9.65	1.91
Class R-3 -- actual return	1,000.00	1,061.51	7.34	1.42
Class R-3 -- assumed 5% return	1,000.00	1,017.95	7.18	1.42
Class R-4 -- actual return	1,000.00	1,063.34	5.53	1.07
Class R-4 -- assumed 5% return	1,000.00	1,019.70	5.42	1.07
Class R-5 -- actual return	1,000.00	1,065.01	3.99	.77
Class R-5 -- assumed 5% return	1,000.00	1,021.21	3.90	.77
Class R-6 -- actual return	1,000.00	1,065.29	3.73	.72
Class R-6 -- assumed 5% return	1,000.00	1,021.46	3.65	.72

*The “expenses paid during period” are equal to the “annualized expense ratio,” multiplied by the average account value over the period, multiplied by the number of days in the period, and divided by 365 (to reflect the one-half year period).

Approval of Investment Advisory and Service Agreement

The fund’s board has approved the fund’s Investment Advisory and Service Agreement (the “agreement”) with Capital Research and Management Company (“CRMC”) for an additional one-year term through November 30, 2011. The board approved the agreement following the recommendation of the fund’s Contracts Committee (the “committee”), which is composed of all of the fund’s independent board members. The board and the committee determined that the fund’s advisory fee structure was fair and reasonable in relation to the services provided and that approving the agreement was in the best interests of the fund and its shareholders.

In reaching this decision, the board and the committee took into account information furnished to them throughout the year, as well as information prepared specifically in connection with their review of the agreement and were advised by their independent counsel. They considered the factors discussed below, among others, but did not identify any single issue or particular piece of information that, in isolation, was the controlling factor.

1. Nature, extent and quality of services

The board and the committee considered the depth and quality of CRMC’s investment management process, including its global research capabilities; the experience, capability and integrity of its senior management and other personnel; the low turnover rates of its key personnel; the overall financial strength and stability of its organization; and the ongoing evolution of CRMC’s organizational structure designed to maintain and strengthen these qualities. The board and the committee considered, among other things, the impact of current market conditions on the fund and CRMC. The board and the committee also considered the nature, extent and quality of administrative, compliance and shareholder services provided by CRMC to the fund under the agreement and other agreements as well as the benefits to fund shareholders from investing in a fund that is part of a large family of funds. The board and the committee concluded that the nature, extent and quality of the services provided by CRMC have benefited and should continue to benefit the fund and its shareholders.

2. Investment results

The board and the committee considered the investment results of the fund in light of its objective of providing long-term growth of capital. They compared the fund’s total returns with those of other relevant funds (including the other funds that are the basis of the Lipper index for the category in which the fund is included) and market data such as relevant market indices, in each case as available at the time of the related board and committee meetings. This report, including the letter to shareholders and related disclosures, contains certain information about the fund’s investment results. The board and the committee concluded that the fund’s results have been satisfactory and that CRMC’s record in managing the fund indicated that its continued management should benefit the fund and its shareholders.

3. Advisory fees and total expenses

The board and the committee compared the advisory fees and total expense levels of the fund to those of other relevant funds. They observed that the fund’s advisory fees and expenses remain significantly below those of most other relevant funds. The board and the committee also noted the breakpoint discounts in the fund’s advisory fee structure that reduce the level of fees charged by CRMC to the fund as fund assets increase. In addition, they reviewed information regarding the advisory fees paid by clients of an affiliate of CRMC. They noted that, to the extent there were differences among the advisory fees paid by those clients and the advisory fees paid by the fund, the differences appropriately reflected the investment, operational and regulatory differences between advising the fund and the other clients. The board and the committee concluded that the fund’s cost structure was fair and reasonable in relation to the services provided, and that the shareholders receive reasonable value in return for the advisory fees and other amounts paid to CRMC by the fund.

4. Ancillary benefits

The board and the committee considered a variety of other benefits received by CRMC and its affiliates as a result of CRMC’s relationship with the fund and the other American Funds, including fees for administrative services provided to certain share classes; fees paid to CRMC’s affiliated transfer agent; sales charges and distribution fees received and retained by the fund’s principal underwriter, an affiliate of CRMC; and possible ancillary benefits to CRMC’s institutional management affiliates. The board and the committee reviewed CRMC’s portfolio trading practices, noting that while CRMC receives the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the fund, it does not obtain third-party research or other services in return for allocating brokerage to such broker-dealers. The board and the committee took these ancillary benefits into account in evaluating the reasonableness of the advisory fees and other amounts paid to CRMC by the fund.

5. Adviser financial information

The board and the committee reviewed information regarding CRMC’s costs of providing services to the American Funds, including personnel, systems and resources of investment, compliance, trading, accounting and other administrative operations. They considered CRMC’s costs and willingness to invest in technology, infrastructure and staff to maintain and expand services and capabilities, respond to industry and regulatory developments and attract and retain qualified personnel. They noted information regarding the compensation structure for CRMC’s investment professionals. The board and the committee also compared CRMC’s profitability to the reported results of several large, publicly held investment management companies. The board and the committee noted the competitiveness and cyclicality of both the mutual fund industry and the capital markets, and the importance in that environment of CRMC’s long-term profitability for maintaining its independence, company culture and management continuity. They further considered the breakpoint discounts in the fund’s advisory fee structure and the termination of CRMC’s 10% advisory fee waiver effective December 31, 2008. The board and the committee concluded that the fund’s advisory fee structure reflected a reasonable sharing of benefits between CRMC and the fund’s shareholders.

Other share class results
unaudited

Classes B, C, F and 529

Fund results shown are for past periods and are not predictive of results for future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. For current information and month-end results, visit americanfunds.com.

Average annual total returns for periods ended			10 years1/
September 30, 2010	1 year	5 years	Life of class

Class B shares2
Reflecting applicable contingent deferred sales charge
(CDSC), maximum of 5%, payable only if shares are
sold within six years of purchase	13.18%	4.72%	2.67%
Not reflecting CDSC	18.18	5.05	2.67

Class C shares — first sold 3/15/01
Reflecting CDSC, maximum of 1%, payable only
if shares are sold within one year of purchase	17.19	5.04	6.74
Not reflecting CDSC	18.19	5.04	6.74

Class F-1 shares3 — first sold 3/15/01
Not reflecting annual asset-based fee charged
by sponsoring firm	19.16	5.89	7.60

Class F-2 shares3 — first sold 8/1/08
Not reflecting annual asset-based fee charged
by sponsoring firm	19.46	—	3.57

Class 529-A shares4 — first sold 2/19/02
Reflecting 5.75% maximum sales charge	12.20	4.58	8.57
Not reflecting maximum sales charge	19.06	5.83	9.31

Class 529-B shares2,4 — first sold 2/20/02
Reflecting applicable CDSC, maximum of 5%, payable
only if shares are sold within six years of purchase	13.12	4.63	8.36
Not reflecting CDSC	18.12	4.96	8.36

Class 529-C shares4 — first sold 2/20/02
Reflecting CDSC, maximum of 1%, payable only
if shares are sold within one year of purchase	17.10	4.97	8.31
Not reflecting CDSC	18.10	4.97	8.31

Class 529-E shares3,4 — first sold 3/15/02	18.71	5.51	8.17

Class 529-F-1 shares3,4 — first sold 9/17/02
Not reflecting annual asset-based fee charged
by sponsoring firm	19.31	6.03	12.51

1Applicable to Class B shares only. All other share classes reflect results for the life of the class.
2These shares are not available for purchase.
3These shares are sold without any initial or contingent deferred sales charge.
4Results shown do not reflect the $10 account setup fee and an annual $10 account maintenance fee.

Investment results assume all distributions are reinvested and reflect applicable fees and expenses. The fund’s investment adviser waived a portion of its management fees from September 1, 2004, through December 31, 2008. Applicable fund results shown reflect the waiver, without which they would have been lower. See the Financial Highlights table on pages 26 and 27 for details that include expense ratios for all share classes.

For information regarding the differences among the various share classes, refer to the fund’s prospectus.

Board of directors and other officers

“Independent” directors1
	Year first
	elected a
	director of
Name and age	the fund2	Principal occupation(s) during past five years

Ronald P. Badie, 67	2010	Retired

Joseph C. Berenato, 64	2000	Chairman, Ducommun Incorporated
Chairman of the Board		(aerospace components manufacturer);
(Independent and		former CEO, Ducommun Incorporated
Non-Executive)

Louise H. Bryson, 66	2010	Chair Emerita of the Board of Trustees, J. Paul Getty
		Trust; former President, Distribution, Lifetime
		Entertainment Network; former Executive Vice
		President and General Manager, Lifetime Movie
		Network

Robert J. Denison, 69	2010	Chair, First Security Management (private investment)

Mary Anne Dolan, 63	2008	Founder and President, MAD Ink (communications
		company)

Robert A. Fox, 73	2010	Managing General Partner, Fox Investments LP;
		corporate director

John G. Freund, 57	2000	Founder and Managing Director, Skyline Ventures
		(venture capital investor in health care companies)

Leonade D. Jones, 63	1995	Retired

William H. Kling, 68	1990	President and CEO, American Public Media Group

John G. McDonald, 73	2010	Stanford Investors Professor, Graduate School of
		Business, Stanford University

Christopher E. Stone, 54	2007	Daniel and Florence Guggenheim Professor of the
		Practice of Criminal Justice, John F. Kennedy School
		of Government, Harvard University

“Independent” directors1

	Number of
	portfolios
	in fund
	complex3
	overseen by
Name and age	director	Other directorships4 held by director

Ronald P. Badie, 67	4	Amphenol Corporation; Merisel, Inc.; Nautilus, Inc.;
		Obagi Medical Products, Inc.

Joseph C. Berenato, 64	6	None
Chairman of the Board
(Independent and
Non-Executive)

Louise H. Bryson, 66	6	None

Robert J. Denison, 69	7	None

Mary Anne Dolan, 63	9	None

Robert A. Fox, 73	9	None

John G. Freund, 57	3	Mako Surgical Corporation; MAP Pharmaceuticals, Inc.; XenoPort, Inc.

Leonade D. Jones, 63	9	None

William H. Kling, 68	9	None

John G. McDonald, 73	12	iStar Financial, Inc.; Plum Creek Timber Co.;
		QuinStreet, Inc.; Scholastic Corporation

Christopher E. Stone, 54	6	None

“Interested” directors5

	Year first
	elected a
	director or	Principal occupation(s) during past five years and
Name, age and	officer of	positions held with affiliated entities or the
position with fund	the fund2	principal underwriter of the fund

Gordon Crawford, 63	1992	Senior Vice President — Capital Research
Vice Chairman of the Board		Global Investors, Capital Research and Management Company

Gregory W. Wendt, 49	1992	Senior Vice President — Capital Research
President		Global Investors, Capital Research Company;6
		Director, Capital Research and Management
		Company; Director, American Funds Distributors,
		Inc.;6 Director, Capital Management Services, Inc.6

“Interested” directors5
	Number of
	portfolios
	in fund
	complex3
Name, age and	overseen by
position with fund	director	Other directorships4 held by director

Gordon Crawford, 63	1	None
Vice Chairman of the Board

Gregory W. Wendt, 49	1	None
President

The fund’s statement of additional information includes further details about fund directors and is available without charge upon request by calling American Funds Service Company at 800/421-0180 or by visiting the American Funds website at americanfunds.com. The address for all directors and officers of the fund is 333 South Hope Street, Los Angeles, CA 90071, Attention: Secretary.

See page 36 for footnotes.

Other officers6
	Year first
	elected	Principal occupation(s) during past five years
Name, age and	an officer	and positions held with affiliated entities
position with fund	of the fund2	or the principal underwriter of the fund

Paul F. Roye, 56	2007	Senior Vice President — Fund Business Management
Executive Vice President		Group, Capital Research and Management Company;
		Director, American Funds Service Company;6 former
		Director, Division of Investment Management, United
		States Securities and Exchange Commission

Brady L. Enright, 43	2004	Senior Vice President — Capital World Investors,
Senior Vice President		Capital Research and Management Company

J. Blair Frank, 44	1999	Senior Vice President — Capital Research Global
Senior Vice President		Investors, Capital Research and Management
		Company

Jonathan Knowles, Ph.D., 49	2000	Director, Capital Research and Management
Senior Vice President		Company; Senior Vice President — Capital World
		Investors, Capital Research Company6

Walter R. Burkley, 44	2007	Senior Vice President and Senior Counsel — Fund
Vice President		Business Management Group, Capital Research and
		Management Company

Grant L. Cambridge, 48	2001	Senior Vice President — Capital World Investors,
Vice President		Capital Research Company6

Noriko H. Chen, 43	2006	Senior Vice President — Capital World Investors,
Vice President		Capital Research Company;6 Director, Capital
		Research Company6

Bradford F. Freer, 41	2008	Senior Vice President — Capital World Investors,
Vice President		Capital Research Company;6 Director, Capital
		Research Company6

Lawrence Kymisis, 40	2008	Senior Vice President — Capital Research Global
Vice President		Investors, Capital Research Company;6 Director,
		Capital Research Company6

Kristian Stromsoe, 38	2008	Senior Vice President — Capital Research Global
Vice President		Investors, Capital Research Company6

Patrick F. Quan, 52	2010	Vice President — Fund Business Management
Secretary		Group, Capital Research and Management Company

Jeffrey P. Regal, 39	2010	Vice President — Fund Business Management
Treasurer		Group, Capital Research and Management Company

Julie E. Lawton, 37	2010	Associate, Capital Research and Management
Assistant Secretary		Company

Neal F. Wellons, 39	2008	Vice President — Fund Business Management
Assistant Treasurer		Group, Capital Research and Management Company

1The term “independent” director refers to a director who is not an “interested person” of the fund within the meaning of the 1940 Act.
2Directors and officers of the fund serve until their resignation, removal or retirement.

3Capital Research and Management Company manages the American Funds, consisting of 30 funds. Capital Research and Management Company also manages American Funds Insurance Series,® which is composed of 16 funds and serves as the underlying investment vehicle for certain variable insurance contracts; American Funds Target Date Retirement Series,® Inc., which is composed of 10 funds and is available through tax-deferred retirement plans and IRAs; and Endowments,SM which is available to certain nonprofit organizations.

4This includes all directorships (other than those in the American Funds or other funds managed by Capital Research and Management Company) that are held by each director as a director of a public company or a registered investment company.

5“Interested persons” within the meaning of the 1940 Act, as amended, on the basis of their affiliation with the fund’s investment adviser, Capital Research and Management Company, or affiliated entities (including the fund’s principal underwriter).

6Company affiliated with Capital Research and Management Company.

Offices

Offices of the fund and of the investment adviser
Capital Research and Management Company
333 South Hope Street
Los Angeles, CA 90071-1406

6455 Irvine Center Drive
Irvine, CA 92618

Transfer agent for shareholder accounts
American Funds Service Company
(Write to the address near you.)

P.O. Box 6007
Indianapolis, IN 46206-6007

P.O. Box 2280
Norfolk, VA 23501-2280

Custodian of assets
State Street Bank and Trust Company
One Lincoln Street
Boston, MA 02111

Counsel
K&L Gates LLP
Four Embarcadero Center, Suite 1200
San Francisco, CA 94111-5994

Independent registered public accounting firm
Deloitte & Touche LLP
695 Town Center Drive
Suite 1200
Costa Mesa, CA 92626-7188

Principal underwriter
American Funds Distributors, Inc.
333 South Hope Street
Los Angeles, CA 90071-1406

Investors should carefully consider the investment objectives, risks, charges and expenses of the American Funds. This and other important information is contained in the fund’s summary prospectus and prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at 800/421-0180 or visit the American Funds website at americanfunds.com.

“American Funds Proxy Voting Procedures and Principles” — which describes how we vote proxies relating to portfolio securities — is available on the American Funds website or upon request by calling AFS. The fund files its proxy voting record with the U.S. Securities and Exchange Commission (SEC) for the 12 months ended June 30 by August 31. The proxy voting record is available free of charge on the SEC website at sec.gov and on the American Funds website.

A complete September 30, 2010, portfolio of SMALLCAP World Fund’s investments is available free of charge by calling AFS or visiting the SEC website (where it is part of Form N-CSR).

SMALLCAP World Fund files a complete list of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. This filing is available free of charge on the SEC website. You may also review or, for a fee, copy this filing at the SEC’s Public Reference Room in Washington, D.C. Additional information regarding the operation of the Public Reference Room may be obtained by calling the SEC’s Office of Investor Education and Advocacy at 800/SEC-0330. Additionally, the list of portfolio holdings is available by calling AFS.

This report is for the information of shareholders of SMALLCAP World Fund, but it also may be used as sales literature when preceded or accompanied by the current summary prospectus or prospectus, which gives details about charges, expenses, investment objectives and operating policies of the fund. If used as sales material after December 31, 2010, this report must be accompanied by an American Funds statistical update for the most recently completed calendar quarter.

What makes American Funds different?

For nearly 80 years, we have followed a consistent philosophy to benefit our investors. Our 30 carefully conceived, broadly diversified funds, in addition to the target date retirement series, offer opportunities that have attracted over 50 million shareholder accounts.

Our unique combination of strengths includes these five factors:

•A long-term, value-oriented approach
We seek to buy securities at reasonable prices relative to their prospects and hold them for the long term.

•An extensive global research effort
Our investment professionals travel the world to find the best investment opportunities and gain a comprehensive understanding of companies and markets.

•The multiple portfolio counselor system

Our unique approach to portfolio management, developed more than 50 years ago, blends teamwork with individual accountability and has provided American Funds with a sustainable method of achieving fund objectives.

•Experienced investment professionals
American Funds portfolio counselors have an average of 26 years of investment experience, providing a depth of knowledge and broad perspective that few organizations have.

•A commitment to low management fees
The American Funds provide exceptional value for shareholders, with management fees that are among the lowest in the mutual fund industry.

American Funds span a range of investment objectives

•Growth funds
Emphasis on long-term growth through stocks
AMCAP Fund®
EuroPacific Growth Fund®
The Growth Fund of America®
The New Economy Fund®
New Perspective Fund®
New World Fund®
>SMALLCAP World Fund®

•Growth-and-income funds
Emphasis on long-term growth and dividends through stocks
American Mutual Fund®
Capital World Growth and Income FundSM
Fundamental InvestorsSM
International Growth and Income FundSM
The Investment Company of America®
Washington Mutual Investors FundSM

•Equity-income funds
Emphasis on above-average income and growth through stocks and/or bonds
Capital Income Builder®
The Income Fund of America®

•Balanced fund
Emphasis on long-term growth and current income through stocks and bonds
American Balanced Fund®

•Bond funds
Emphasis on current income through bonds
American High-Income TrustSM
The Bond Fund of AmericaSM
Capital World Bond Fund®
Intermediate Bond Fund of America®
Short-Term Bond Fund of AmericaSM
U.S. Government Securities FundSM

•Tax-exempt bond funds
Emphasis on tax-exempt current income through municipal bonds
American Funds Short-Term Tax-Exempt Bond FundSM
American High-Income Municipal Bond Fund®
Limited Term Tax-Exempt Bond Fund of AmericaSM
The Tax-Exempt Bond Fund of America®
State-specific tax-exempt funds
The Tax-Exempt Fund of California®
The Tax-Exempt Fund of Maryland®
The Tax-Exempt Fund of Virginia®

•Money market fund
American Funds Money Market Fund®

•American Funds Target Date Retirement Series®

The Capital Group Companies

American Funds   Capital Research and Management   Capital International   Capital Guardian   Capital Bank and Trust

Lit. No. MFGEAR-935-1110P

Litho in USA BBC/Q/8067-S26182

Printed on paper containing 10% post-consumer waste

Printed with inks containing soy and/or vegetable oil

ITEM 2 – Code of Ethics
The Registrant has adopted a Code of Ethics that applies to its Principal Executive Officer and Principal Financial Officer.  The Registrant undertakes to provide to any person without charge, upon request, a copy of the Code of Ethics.  Such request can be made to American Funds Service Company at 800/421-0180 or to the Secretary of the Registrant, 333 South Hope Street, Los Angeles, California 90071.

ITEM 3 – Audit Committee Financial Expert

The Registrant’s board has determined that Ronald P. Badie, a member of the Registrant’s audit committee, is an “audit committee financial expert” and "independent," as such terms are defined in this Item. This designation will not increase the designee’s duties, obligations or liability as compared to his or her duties, obligations and liability as a member of the audit committee and of the board, nor will it reduce the responsibility of the other audit committee members.  There may be other individuals who, through education or experience, would qualify as "audit committee financial experts" if the board had designated them as such.  Most importantly, the board believes each member of the audit committee contributes significantly to the effective oversight of the Registrant’s financial statements and condition.

ITEM 4 – Principal Accountant Fees and Services

Registrant:
a) Audit Fees:
2009	$108,000
2010	$101,000

b) Audit-Related Fees:
2009	$5,000
2010	$6,000

The audit-related fees consist of assurance and related services relating to the examination of the Registrant’s investment adviser conducted in accordance with Statement on Auditing Standards Number 70 issued by the American Institute of Certified Public Accountants.

c) Tax Fees:
2009	$28,000
2010	$40,000
The tax fees consist of professional services relating to the preparation of the Registrant’s tax returns including returns relating to the Registrant’s investments in non-U.S. jurisdictions.

d) All Other Fees:
2009	None
2010	None

Adviser and affiliates (includes only fees for non-audit services billed to the adviser and affiliates for engagements that relate directly to the operations and financial reporting of the Registrant and were subject to the pre-approval policies described below):

a) Audit Fees:
Not Applicable

b) Audit-Related Fees:
2009	$1,034,000
2010	$999,000

The audit-related fees consist of assurance and related services relating to the examination of the Registrant’s transfer agent, principal underwriter and investment adviser conducted in accordance with Statement on Auditing Standards Number 70 issued by the American Institute of Certified Public Accountants.

c) Tax Fees:
2009	None
2010	$10,000
The tax fees consist of consulting services relating to the Registrant’s investments.

d) All Other Fees:
2009	$2,000
2010	$2,000
The other fees consist of subscription services related to an accounting research tool.

All audit and permissible non-audit services that the Registrant’s audit committee considers compatible with maintaining the independent registered public accounting firm’s independence are required to be pre-approved by the committee.  The pre-approval requirement will extend to all non-audit services provided to the Registrant, the investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant, if the engagement relates directly to the operations and financial reporting of the Registrant. The committee will not delegate its responsibility to pre-approve these services to the investment adviser. The committee may delegate to one or more committee members the authority to review and pre-approve audit and permissible non-audit services.  Actions taken under any such delegation will be reported to the full committee at its next meeting. The pre-approval requirement is waived with respect to non-audit services if certain conditions are met. The pre-approval requirement was not waived for any of the non-audit services listed above provided to the Registrant, adviser and affiliates.

Aggregate non-audit fees paid to the Registrant’s auditors, including fees for all services billed to the Registrant, adviser and affiliates that provide ongoing services to the Registrant, were $1,553,000 for fiscal year 2009 and $1,449,000 for fiscal year 2010. The non-audit services represented by these amounts were brought to the attention of the committee and considered to be compatible with maintaining the auditors’ independence.

ITEM 5 – Audit Committee of Listed Registrants

Not applicable to this Registrant, insofar as the Registrant is not a listed issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934.

ITEM 6 – Schedule of Investments

SMALLCAP World Fund®
Investment portfolio

September 30, 2010

Common stocks — 90.82%	Shares	Value (000)

CONSUMER DISCRETIONARY — 15.66%
Modern Times Group MTG AB, Class B1	1,713,000	$127,672
lululemon athletica inc.2	2,658,214	118,875
Virgin Media Inc.2	5,062,500	116,539
CTC Media, Inc.	5,125,000	112,443
Pantaloon Retail (India) Ltd.1	8,524,816	91,753
Pantaloon Retail (India) Ltd., Class B1	551,250	4,620
Strayer Education, Inc.	515,700	89,990
Minth Group Ltd.1	43,114,000	86,022
Chipotle Mexican Grill, Inc.2	443,000	76,196
Lions Gate Entertainment Corp.2,3	9,100,000	66,885
SuperGroup PLC1,2	3,442,000	65,748
Paddy Power PLC1	1,806,726	63,399
CarMax, Inc.2	2,257,000	62,880
Jumbo SA1,3	9,249,878	62,208
John Wiley & Sons, Inc., Class A	1,330,983	54,384
Great Wall Motor Co. Ltd., Class H1	19,511,500	52,653
Capella Education Co.2	669,000	51,928
SeLoger.com1,3	982,201	50,233
Ekornes ASA1,3	2,019,750	49,467
Delticom AG1,3	728,265	49,215
Parkson Retail Group Ltd.1	26,990,500	46,765
Tiffany & Co.	947,000	44,500
Stella International Holdings Ltd.1	21,495,500	42,167
Lojas Renner SA, ordinary nominative	1,227,600	42,074
Shimano Inc.1	767,400	40,683
Brunswick Corp.	2,578,000	39,237
ASOS PLC1,2	2,096,262	37,423
Domino’s Pizza UK & IRL PLC1	5,045,000	37,262
Blue Nile, Inc.2,3	829,140	36,888
Cox and Kings (India) Ltd.1	2,716,000	34,369
Cox and Kings (India) Ltd. (GDR)1	165,000	2,088
Tractor Supply Co.	912,200	36,178
Mr Price Group Ltd.1	4,518,408	35,640
Trinity Ltd.1,4	35,467,900	34,698
Billabong International Ltd.1	4,422,271	34,068
Golden Eagle Retail Group Ltd.1	11,982,000	33,919
Navitas Ltd.1	8,125,000	33,415
Timberland Co., Class A2	1,667,000	33,023
Hankook Tire Co., Ltd.1	1,106,840	31,985
AutoNation, Inc.2	1,375,000	31,969
Fourlis1,3	3,855,540	30,897
TOD’S SpA1	322,000	30,616
WMS Industries Inc.2	782,000	29,771
CKX, Inc.2,3	6,070,427	29,745
Halfords Group PLC1	4,200,000	29,210
CFAO1	725,000	28,899
New Oriental Education & Technology Group Inc. (ADR)2	295,000	28,786
Scholastic Corp.	1,000,000	27,820
Masterskill Education Group Bhd.1,3	24,300,000	26,210
Domino’s Pizza Enterprises Ltd.1,3	4,482,300	25,934
Education Management Corp.2	1,684,132	24,723
GEOX SpA1	4,346,080	24,667
Rightmove PLC1	2,038,594	23,487
Jubilant FoodWorks Ltd.1,2	2,220,098	23,346
Mitchells & Butlers PLC1,2	5,087,000	23,242
Leggett & Platt, Inc.	990,000	22,532
K12 Inc.2	750,018	21,773
Harman International Industries, Inc.2	650,000	21,717
Aristocrat Leisure Ltd.1	6,350,000	21,667
Urban Outfitters, Inc.2	675,000	21,222
PCD Stores (Group) Ltd.1,2	67,280,000	21,198
Dollarama Inc.2	800,000	21,032
Café de Coral Holdings Ltd.1	7,380,000	20,963
American Axle & Manufacturing Holdings, Inc.2	2,288,000	20,638
TAKKT AG1	1,456,778	18,992
Melco Crown Entertainment Ltd. (ADR)2	3,500,000	17,815
PetMed Express, Inc.	1,000,000	17,500
Weight Watchers International, Inc.	545,000	16,999
HUGO BOSS AG1	283,000	16,456
Mekonomen AB1	552,683	16,293
Parkson Holdings Bhd.1	8,307,250	15,654
REXLot Holdings Ltd.1	165,000,000	15,631
Fielmann AG1	157,500	14,687
Boyd Gaming Corp.2	2,000,000	14,500
Signet Jewelers Ltd.2	450,000	14,283
BWG Homes ASA1,2	4,506,578	13,726
SAF-HOLLAND SA, non-registered shares1,2,3	1,655,600	13,164
Headlam Group PLC1	2,809,685	12,933
Promethean World PLC1	6,042,400	12,110
Group 1 Automotive, Inc.2	400,000	11,952
Mood Media Corp.2,3,4	6,375,000	11,772
P.F. Chang’s China Bistro, Inc.	250,000	11,550
National American University Holdings, Inc.3	1,515,000	10,181
Bloomsbury Publishing PLC1,3	5,405,000	9,998
Mothercare PLC1	1,215,000	9,962
Dixons Retail PLC1,2	24,553,542	9,936
J D Wetherspoon PLC1	1,375,000	9,484
Little Sheep Group Ltd., Class H1	14,009,000	9,479
Corinthian Colleges, Inc.2	1,134,800	7,966
Intercontinental Hotels Group PLC1	430,678	7,713
Bijou Brigitte modische Accessoires AG1	52,000	7,355
Raffles Education Corp. Ltd.1,2	30,000,000	6,393
Toll Corp.2	300,000	5,706
KB Home	500,000	5,665
Praktiker Bau- und Heimwerkermärkte Holding AG1	605,280	5,120
Titan Industries Ltd.1	66,000	4,802
Oceanus Group Ltd.1,2	19,225,334	4,686
Schibsted ASA1	185,000	4,631
Cheil Worldwide Inc.1	250,000	2,962
GVC Holdings PLC1	1,392,400	2,373
Ten Alps PLC1,2	3,439,001	783
Spot Runner, Inc.1,2,5	2,980,544	225
Forbes Travel Guide, Inc.1,2,5	96,033	25
CEC Unet PLC1,2,3	35,100,775	—
Fontainebleau Resorts LLC, Class A, nonvoting units1,2,5	1,900,000	—
		3,153,018

INDUSTRIALS — 14.22%
Container Corp. of India Ltd.1	5,367,645	155,364
MSC Industrial Direct Co., Inc., Class A	2,338,500	126,373
Jain Irrigation Systems Ltd.1,3	3,925,140	103,785
Intertek Group PLC1	3,255,000	93,669
SIA Engineering Co. Ltd.1	20,776,000	72,702
Pipavav Shipyard Ltd.1,2	32,910,000	69,446
Michael Page International PLC1	9,538,502	69,082
IDEX Corp.	1,735,000	61,610
Herman Miller, Inc.	2,800,000	55,104
Downer EDI Ltd.1	11,540,000	55,000
Corrections Corporation of America2	2,095,300	51,712
Meggitt PLC1	10,612,081	49,448
AirAsia Bhd.1,2	64,000,000	46,616
Sintex Industries Ltd.1	5,423,726	46,320
Johnson Electric Holdings Ltd.1	87,119,500	45,946
MTU Aero Engines Holding AG1	766,100	43,816
Goodpack Ltd.1,3	26,360,000	38,308
MITIE Group PLC1	12,509,000	37,594
Uponor Oyj1	2,246,600	37,201
Ennis, Inc.3	2,065,810	36,957
OSG Corp.1	3,760,000	36,838
BELIMO Holding AG1	22,506	36,404
Watsco, Inc.	653,500	36,387
Northgate PLC1,2,3	10,626,805	36,210
Heidelberger Druckmaschinen AG, non-registered shares1,2	7,517,000	36,036
Applied Industrial Technologies, Inc.	1,150,000	35,190
AMR Corp.2	5,600,000	35,112
Mobile Mini, Inc.2,3	2,221,600	34,079
Interline Brands, Inc.2,3	1,882,000	33,951
Serco Group PLC1	3,490,000	33,751
Robert Half International Inc.	1,270,522	33,034
URS Corp.2	858,915	32,622
WABCO Holdings Inc.2	776,200	32,554
Chemring Group PLC1	666,000	31,485
Exponent, Inc.2,3	936,400	31,454
Singapore Post Private Ltd.1	32,395,000	30,066
Mine Safety Appliances Co.	1,084,231	29,383
TrueBlue, Inc.2	2,101,600	28,687
easyJet PLC1,2	4,570,000	26,575
Ultra Electronics Holdings PLC1	980,000	26,252
Konecranes Oyj1	700,000	26,212
Flughafen Wien AG, non-registered shares1	434,700	25,168
BrisConnections Unit Trusts1,2,3	27,300,000	24,803
Société BIC SA1	308,000	24,735
Pfeiffer Vacuum Technology AG, non-registered shares1	254,000	24,034
Graco Inc.	725,000	23,004
Continental Airlines, Inc., Class B2	921,600	22,893
Gardner Denver, Inc.	414,698	22,261
United Stationers Inc.2	410,100	21,944
China Automation Group Ltd.1	27,000,000	21,703
Ellaktor SA1	5,451,818	21,612
Zumtobel AG1	1,245,000	21,367
Dalian Port (PDA) Co. Ltd., Class H1	50,604,000	20,940
Ritchie Bros. Auctioneers Inc.	1,005,000	20,874
Andritz AG1	293,600	20,627
AIA Engineering Ltd.1	2,301,093	20,470
Comfort Systems USA, Inc.3	1,905,000	20,441
Beacon Roofing Supply, Inc.2	1,360,000	19,815
Harsco Corp.	800,000	19,664
Austal Ltd.1	8,200,000	19,428
S1 Corp.1	350,000	19,215
Copart, Inc.2	580,391	19,135
Polypore International, Inc.2	600,000	18,096
KEPCO Plant Service & Engineering Co., Ltd.1	285,000	17,247
Standard Parking Corp.2,3	998,000	17,066
Wavin NV1,2	1,355,058	16,915
Houston Wire & Cable Co.3	1,678,900	16,839
Murray & Roberts Holdings Ltd.1	2,558,000	16,469
Knight Transportation, Inc.	848,000	16,392
Globaltrans Investment PLC (GDR)1	1,070,000	16,174
Steelcase Inc., Class A	1,900,000	15,827
KBR, Inc.	605,000	14,907
LS Industrial Systems Co., Ltd.1	181,000	14,842
Douglas Dynamics, Inc.3	1,175,000	14,511
Wienerberger AG1,2	868,000	14,289
Hays PLC1	7,755,000	13,788
SAI Global Ltd.1	3,158,843	13,349
Rational AG1	62,500	13,283
Geberit AG1	74,000	13,189
Reunert Ltd.1	1,440,000	12,800
EACOM Timber Corp.2,3,4	23,000,000	12,742
TransDigm Group Inc.	203,000	12,596
Landstar System, Inc.	310,000	11,972
Frigoglass SAIC1	869,298	10,715
Mabuchi Motor Co., Ltd.1	192,000	9,816
G&K Services, Inc., Class A	405,000	9,258
Cpl Resources PLC1,3	2,975,986	9,209
DCC PLC1	320,000	9,164
Norwegian Air Shuttle ASA1,2	570,000	8,987
Seco Tools AB, Class B1,2	650,000	8,816
Curtiss-Wright Corp.	268,600	8,139
PRONEXUS INC.1	1,338,300	7,433
Resources Connection, Inc.	520,000	7,155
Kaba Holding AG1	19,000	6,342
Teleperformance SA1	200,000	5,701
Prysmian SpA1	260,000	4,759
JetBlue Airways Corp.2	700,000	4,683
Corporate Executive Board Co.	122,710	3,873
ITE Group PLC1	824,000	2,313
American Shipping Co. ASA1,2	544,006	499
Imagelinx PLC1,2,3	21,385,714	420
Aker Philadelphia Shipyard ASA1,2,4	346,000	200
		2,863,243

INFORMATION TECHNOLOGY — 13.28%
Kingboard Chemical Holdings Ltd.1	33,764,200	170,459
AAC Acoustic Technologies Holdings Inc.1,3	70,922,000	154,670
Rovi Corp.2	1,955,800	98,592
Compuware Corp.2,3	11,270,000	96,133
Hittite Microwave Corp.2,3	1,959,000	93,346
AOL Inc.2	3,335,000	82,541
National Instruments Corp.	2,457,653	80,267
Kingboard Laminates Holdings Ltd.1	67,009,736	68,166
Digital River, Inc.2	1,984,200	67,542
Monster Worldwide, Inc.2	5,151,000	66,757
AVEVA Group PLC1	2,772,500	63,837
FactSet Research Systems, Inc.	670,000	54,357
eAccess Ltd.1	63,100	48,449
Global Payments Inc.	1,090,000	46,750
Hana Microelectronics PCL1,3	53,925,000	45,277
Cirrus Logic, Inc.2	2,529,668	45,129
SINA Corp.2	872,000	44,106
VTech Holdings Ltd.1	4,279,000	43,736
OpenTable, Inc.2	620,200	42,223
Akamai Technologies, Inc.2	827,000	41,499
PixArt Imaging Inc.1,3	8,415,000	41,188
MICROS Systems, Inc.2	919,000	38,901
Intersil Corp., Class A	3,003,000	35,105
Wistron Corp.1	19,118,752	34,864
Microchip Technology Inc.	1,100,000	34,595
Internet Capital Group, Inc.2,3	3,096,000	34,149
Genpact Ltd.2	1,905,387	33,783
Net 1 UEPS Technologies, Inc.2,3	2,768,873	32,008
FormFactor, Inc.2,3	3,715,000	31,949
Semtech Corp.2	1,580,000	31,900
Trimble Navigation Ltd.2	900,000	31,536
Renesas Electronics Corp.1,2	3,650,000	31,314
Tripod Technology Corp.1	7,980,000	30,374
Neopost SA1	401,077	29,860
Kapsch TrafficCom AG1	548,989	29,263
RichTek Technology Corp.1	3,795,000	28,169
LoopNet, Inc.2,3	2,278,440	26,977
Avid Technology, Inc.2,3	2,039,944	26,744
Halma PLC1	5,365,000	26,709
Quantum Corp.2,3	12,568,897	26,646
Heartland Payment Systems, Inc.	1,750,000	26,635
MKS Instruments, Inc.2	1,420,000	25,532
Ralink Technology Corp.1	5,900,700	24,322
Autodesk, Inc.2	705,000	22,539
Delta Electronics (Thailand) PCL1	25,012,000	22,440
centrotherm photovoltaics AG1,2	530,000	22,328
Red Hat, Inc.2	531,145	21,777
OnMobile Global Ltd.1,2	2,837,000	21,650
Infotech Enterprises Ltd.1,3	6,000,000	20,943
Internet Brands, Inc., Class A2	1,486,437	19,740
Novellus Systems, Inc.2	736,000	19,563
OBIC Co., Ltd.1	102,830	19,469
DTS, Inc.2	503,900	19,234
Cognex Corp.	694,000	18,613
CoreLogic, Inc.	945,700	18,120
Trina Solar Ltd. (ADR)2	590,000	17,806
Lender Processing Services, Inc.	528,000	17,545
Cadence Design Systems, Inc.2	2,235,504	17,057
SuccessFactors, Inc.2	645,000	16,196
Acer Inc.1	6,268,262	15,921
Green Packet Bhd.1,2,3,4	29,583,116	8,906
Green Packet Bhd.1,2,3	23,016,100	6,929
Jabil Circuit, Inc.	1,044,000	15,044
Comverse Technology, Inc.2	2,050,000	13,797
Dolby Laboratories, Inc., Class A2	218,400	12,407
KLA-Tencor Corp.	340,650	12,001
Spectris PLC1	680,000	11,475
THQ Inc.2	2,738,033	11,007
Celestica Inc.2	1,300,000	10,959
Perfect World Co., Ltd., Class B (ADR)2	404,000	10,367
Ultimate Software Group, Inc.2	250,000	9,660
Solera Holdings, Inc.	200,000	8,832
Global Unichip Corp.1	2,204,307	7,826
SEEK Ltd.1	999,737	7,241
Playtech Ltd.1	1,012,000	6,902
Alpha and Omega Semiconductor Ltd.2	487,635	5,540
DemandTec, Inc.2	536,597	5,049
Redington (India) Ltd.1	2,498,255	5,030
Oakton Ltd.1	1,520,000	4,121
Micrel, Inc.	200,000	1,972
HSW International, Inc.2,4	81,521	504
HSW International, Inc.1,2,5	29,470	130
KAB Distribution Inc.1,2,3	9,700,000	—
		2,672,999

FINANCIALS — 11.18%
Dah Sing Financial Holdings Ltd.1,3	16,819,400	129,943
East West Bancorp, Inc.	6,937,515	112,943
YES BANK Ltd.1	13,275,845	103,309
Kotak Mahindra Bank Ltd.1	7,833,098	83,064
Zions Bancorporation	3,145,000	67,177
Manappuram General Finance and Leasing Ltd.1,3	19,962,050	64,743
Daegu Bank, Ltd.1	4,879,110	64,234
Synovus Financial Corp.	23,527,654	57,878
Onex Corp.	2,000,000	56,196
City National Corp.	1,030,450	54,686
Hospitality Properties Trust	2,350,000	52,475
First Pacific Co. Ltd.1	53,160,000	48,305
Industrial and Commercial Bank of China (Asia) Ltd.1	12,939,050	47,529
Osaka Securities Exchange Co., Ltd.1	9,630	47,243
Cullen/Frost Bankers, Inc.	841,000	45,305
Banco Industrial e Comercial SA, preferred nominative	4,934,100	45,054
Banco Compartamos, SA, Institución de Banca Múltiple, Class O	6,750,000	43,028
JSE Ltd.1	3,990,234	42,104
National Financial Partners Corp.2,3	3,174,800	40,225
Banco Cruzeiro do Sul SA, preferred nominative	5,543,100	39,968
TISCO Financial Group PCL1	31,317,000	39,932
Northwest Bancshares, Inc.	3,337,500	37,347
Rayonier Inc.	675,000	33,831
Banco ABC Brasil SA, preferred nominative	3,270,700	32,862
IG Group Holdings PLC1	4,119,700	32,224
BOK Financial Corp.	710,000	32,042
Robinsons Land Corp., Class B1	85,348,300	31,212
Duff & Phelps Corp., Class A3	2,205,300	29,705
Savills PLC1	5,942,825	28,391
First Southern Bancorp, Inc.1,2,3,5	1,344,915	28,378
Topdanmark A/S1,2	222,900	28,080
First Niagara Financial Group, Inc.	2,400,000	27,960
Portfolio Recovery Associates, Inc.2	413,936	26,761
Banco Panamericano SA, preferred nominative	5,212,500	25,878
Bolsa Mexicana de Valores, SAB de CV, Series A	14,240,000	23,877
Busan Bank1	1,920,000	23,659
Ascendas India Trust1	31,124,000	23,646
Oriental Financial Group Inc.4	1,700,299	22,614
Eaton Vance Corp., nonvoting shares	750,000	21,780
Popular, Inc.2	7,250,017	21,025
Midland Holdings Ltd.1	20,200,000	18,638
Gruppo MutuiOnline SpA1,3	2,388,968	17,699
CapitalSource Inc.	3,300,000	17,622
National Penn Bancshares, Inc.	2,781,549	17,385
AEON Mall Co., Ltd.1	705,000	17,171
Bank of Ireland1,2	20,087,500	17,060
Home Federal Bancorp, Inc.3	1,384,249	16,846
Umpqua Holdings Corp.	1,436,176	16,286
Hellenic Exchanges SA1	2,259,000	16,087
Banque Cantonale Vaudoise1	30,850	15,820
Kiatnakin Bank PCL1	12,200,000	15,656
Paraná Banco SA, preferred nominative	2,318,400	14,689
PacWest Bancorp	760,000	14,486
Starwood Property Trust, Inc.	725,000	14,406
First American Financial Corp.	945,700	14,129
SVB Financial Group2	333,400	14,109
Land and Houses PCL, nonvoting depository receipt1	56,718,700	13,808
Home BancShares, Inc.	660,000	13,411
Hung Poo Real Estate Development Corp.1	9,317,250	12,969
Redwood Trust, Inc.2	850,000	12,291
First Horizon National Corp.2	1,077,167	12,290
CenterState Banks, Inc.	1,375,400	11,801
Oslo Børs VPS Holding ASA1	1,002,335	11,078
Frasers Centrepoint Trust1	9,800,000	11,045
Jyske Bank A/S1,2	258,619	10,070
First Michigan Bancorp, Inc.1,2,5	1,650,000	9,900
Colony Financial, Inc.	490,000	9,055
Bao Viet Holdings1	2,978,030	8,469
Banco Daycoval SA, preferred nominative	1,166,200	7,678
Azimut Holding SpA1	774,607	7,603
Territorial Bancorp Inc.	348,433	5,864
Islamic Arab Insurance Co. (Salama)1,2	21,700,000	5,255
Indiabulls Financial Services Ltd.1	1,483,436	4,692
Central Pattana PCL1	4,638,600	4,622
FirstMerit Corp.	146,500	2,684
Sterling Financial Corp.1,2,4	8,800,000	1,760
		2,251,047

HEALTH CARE — 10.34%
Thoratec Corp.2,3	3,201,500	118,391
Endo Pharmaceuticals Holdings Inc.2	3,308,100	109,961
Cochlear Ltd.1	1,441,910	97,982
Alere Inc.2	3,136,471	97,011
Hikma Pharmaceuticals PLC1	6,769,153	73,235
American Medical Systems Holdings, Inc.2	3,353,000	65,652
athenahealth, Inc.2,3	1,894,998	62,573
Fleury SA, ordinary nominative	5,027,150	62,394
Myriad Genetics, Inc.2	3,432,000	56,319
Integra LifeSciences Holdings Corp.2	1,382,590	54,557
Savient Pharmaceuticals, Inc.2	2,326,345	53,203
Ansell Ltd.1	3,800,000	49,034
ZOLL Medical Corp.2,3	1,514,270	48,865
Sysmex Corp.1	672,000	46,610
Emergency Medical Services Corp., Class A2	870,600	46,359
ResMed Inc.2	1,214,000	39,831
ResMed Inc. (CDI)1,2	1,980,000	6,477
Grifols, SA1	3,165,000	45,373
Intuitive Surgical, Inc.2	155,000	43,980
Bangkok Dusit Medical Services PCL1	33,161,200	43,174
Omega Pharma NV1	1,141,350	42,557
Auxilium Pharmaceuticals, Inc.2	1,696,000	42,027
Fisher & Paykel Healthcare Corp. Ltd.1	17,247,695	37,557
VCA Antech, Inc.2	1,730,000	36,486
Genomma Lab Internacional, SAB de CV, Series B2	17,130,000	32,937
Covance Inc.2	700,000	32,753
Hill-Rom Holdings, Inc.	889,900	31,938
Hologic, Inc.2	1,965,000	31,460
Emeritus Corp.2	1,765,000	30,111
Illumina, Inc.2	590,000	29,028
Invacare Corp.	1,089,400	28,880
Tecan Group AG1	415,586	28,139
Top Glove Corp. Bhd.1	16,324,000	27,133
Volcano Corp.2	974,000	25,305
Virbac SA1	183,000	25,288
Nakanishi Inc.1	226,000	24,918
Insulet Corp.2	1,645,000	23,260
Martek Biosciences Corp.2	1,015,000	22,969
Greatbatch, Inc.2	990,400	22,967
RHÖN-KLINIKUM AG, non-registered shares1	1,015,000	22,394
NuVasive, Inc.2	596,836	20,973
MEDICA SA1,2	1,070,000	20,234
Abaxis, Inc.2	834,700	19,282
JSC Pharmstandard (GDR)1,2	842,651	18,879
Sonic Healthcare Ltd.1	1,552,967	16,533
Beckman Coulter, Inc.	318,300	15,530
Tsumura & Co.1	490,000	15,238
Mettler-Toledo International Inc.2	115,000	14,311
Odontoprev SA, ordinary nominative	1,157,600	13,608
Eurand NV2	1,316,362	12,953
EGIS Nyrt.1	107,000	11,743
Amylin Pharmaceuticals, Inc.2	539,000	11,238
TECHNE Corp.	175,000	10,803
Vital Images, Inc.2,3	792,000	10,478
Ipca Laboratories Ltd.1	1,295,000	8,941
Array BioPharma Inc.2	1,920,000	6,202
ArthroCare Corp.2	200,000	5,436
Laboratorios Farmacéuticos ROVI, SA1	710,000	4,915
Merck Ltd.1	299,383	4,709
Movetis NV1,2	160,000	4,142
Wright Medical Group, Inc.2	285,000	4,107
Piramal Healthcare Ltd.1	320,000	3,556
TranS1 Inc.2,3	1,338,731	3,307
Newron Pharmaceuticals SpA1,2,3	257,000	1,700
Newron Pharmaceuticals SpA1,2,3,4	142,000	939
Krka, dd, Novo mesto1	27,820	2,407
Exiqon A/S1,2	360,368	392
Allied Medical Ltd.1,2,5	147,030	3
		2,081,647

MATERIALS — 7.99%
Rhodia SA1	3,196,043	76,900
AptarGroup, Inc.	1,484,682	67,805
African Minerals Ltd.1,2	10,904,721	67,757
Centamin Egypt Ltd.1,2	23,540,037	65,482
Centamin Egypt Ltd. (CAD denominated)2	3,000	8
Yingde Gases Group Co. Ltd.1,2	69,190,000	65,215
FUCHS PETROLUB AG1	541,360	59,303
Aquarius Platinum Ltd.1	8,611,111	47,221
Aquarius Platinum Ltd. (GBP denominated)1	1,931,493	10,347
Harry Winston Diamond Corp. (CAD denominated)2,3	4,292,400	49,937
Harry Winston Diamond Corp.2,3	372,600	4,337
Talvivaara Mining Co. PLC1,2	6,773,800	52,450
Scotts Miracle-Gro Co., Class A	879,000	45,471
James Hardie Industries SE1,2	8,245,000	44,631
Lynas Corp. Ltd.1,2	30,980,000	40,877
Midas Holdings Ltd.1	45,417,000	34,430
Midas Holdings Ltd. (HKD denominated)1	8,353,000	6,332
Bemis Co., Inc.	1,225,000	38,894
Eastern Platinum Ltd.2	24,721,450	34,118
Eastern Platinum Ltd.2,4	2,500,000	3,450
Coal of Africa Ltd.1,2,3	27,975,000	36,184
Kenmare Resources PLC1,2	95,876,802	30,338
Kenmare Resources PLC1,2,4	14,095,980	4,460
Croda International PLC1	1,485,000	34,629
OCI Materials Co., Ltd.1	370,000	34,364
China Forestry Holdings Co., Ltd.1	78,236,000	34,208
African Petroleum Corp. Ltd.2	50,454,545	34,137
Jaguar Mining Inc.2,3	5,035,000	32,542
Gem Diamonds Ltd.1,2,3	10,255,000	32,047
Symrise AG1	1,042,500	29,020
China Shanshui Cement Group Ltd.1	46,337,000	28,429
LANXESS AG1	500,000	27,443
Petropavlovsk PLC1	1,553,901	27,148
Huabao International Holdings Ltd.1	17,050,000	26,572
Mineral Deposits Ltd.1,2	14,943,608	15,094
Mineral Deposits Ltd. (CAD denominated)2	10,128,000	10,140
RPM International, Inc.	1,200,000	23,904
OCI Co. Ltd.1	75,514	23,412
Martin Marietta Materials, Inc.	300,000	23,091
PT Indocement Tunggal Prakarsa Tbk1	10,995,000	22,715
Vicat S.A.1	316,000	22,353
Siam City Cement PCL1	2,654,000	20,962
Cheil Industries Inc.1	235,000	20,569
Sundance Resources Ltd.1,2	66,575,000	15,945
Sino-Forest Corp.2	900,000	14,993
Buzzi Unicem SpA1	1,370,000	14,487
Yamana Gold Inc.	1,200,000	13,681
Gran Colombia Gold SA2,3	45,056,000	13,356
AK Steel Holding Corp.	905,000	12,498
Sika AG, non-registered shares1	6,750	12,461
PT Indah Kiat Pulp & Paper Tbk1,2	47,250,000	12,283
Obtala Resources Ltd.1,2,3	8,500,000	5,474
Obtala Resources Ltd.1,2,3,4	7,950,000	5,120
Gold Wheaton Gold Corp.2,4	2,282,400	7,010
Gold Wheaton Gold Corp.2	630,000	1,935
Calgon Carbon Corp.2	600,000	8,700
Mountain Province Diamonds Inc.2,4	1,904,762	8,590
TFS Corporation Ltd1	9,851,120	8,571
Bellzone Mining PLC1,2	8,006,138	8,497
Titan Cement Co. SA1	400,000	8,078
Vatukoula Gold Mines PLC1,2,4	160,704,054	7,678
STR Holdings, Inc.2	300,000	6,462
Rusoro Mining Ltd.2,4	20,000,000	4,568
Rusoro Mining Ltd.2	1,437,000	328
Birla Corp. Ltd.1	484,500	4,746
J.K. Cement Ltd.1	945,000	3,594
		1,607,781

ENERGY — 6.13%
Pacific Rubiales Energy Corp.2	4,871,300	136,968
Gulf Keystone Petroleum Ltd.1,2,3.4	51,987,632	114,528
Niko Resources Ltd.	920,000	90,543
Banpu PCL1	3,617,500	85,833
FMC Technologies, Inc.2	1,115,000	76,143
Heritage Oil Ltd.1	11,898,000	55,565
Concho Resources Inc.2	725,000	47,973
Core Laboratories NV	540,000	47,542
Zhaikmunai LP (GDR)1,2,4	5,540,000	44,313
Zhaikmunai LP (GDR)1,2	353,650	2,829
Petroleum Development Corp.2,3	1,537,000	42,421
Rosetta Resources Inc.2	1,625,000	38,171
Uranium One Inc.2	10,305,500	34,756
Cimarex Energy Co.	481,500	31,866
Karoon Gas Australia Ltd.1,2	4,200,000	30,650
Comstock Resources, Inc.2	1,280,000	28,787
Shengli Oil & Gas Pipe Holdings Ltd.1,3	137,365,500	28,657
Bill Barrett Corp.2	700,000	25,200
Petroceltic International PLC1,2,3	137,014,652	23,677
Exillon Energy PLC1,2,3	7,369,660	23,340
Miclyn Express Offshore Ltd.1,2	13,550,000	22,934
Gran Tierra Energy Inc.2	2,450,000	18,914
Tethys Petroleum Ltd.2,3	11,505,100	18,227
Dockwise Ltd.1,2	722,252	17,936
Harvest Natural Resources, Inc.2	1,650,000	17,193
Eurasia Drilling Co. Ltd. (GDR)1	690,000	16,041
Wellstream Holdings PLC1	1,270,000	15,292
WorleyParsons Ltd.1	589,556	12,679
Value Creation Inc.1,2,5	4,529,354	11,887
Borders & Southern Petroleum PLC1,2	10,017,000	11,342
Schoeller-Bleckmann Oilfield Equipment AG1	173,000	11,317
Oceaneering International, Inc.2	205,000	11,041
Maple Energy PLC1,2,3	9,390,000	9,145
Petroleum Geo-Services ASA1,2	760,000	8,676
BNK Petroleum Inc.2,4	2,000,000	4,665
BNK Petroleum Inc.2	1,590,380	3,710
Petrodorado Energy Ltd.2,3	22,400,000	7,402
Regal Petroleum PLC1,2,3	21,693,000	6,306
High Arctic Energy Services Inc.2	1,923,000	449
		1,234,918

CONSUMER STAPLES — 4.32%
Drogasil SA, ordinary nominative3	3,253,500	83,068
Lindt & Sprüngli AG1	1,369	38,251
Lindt & Sprüngli AG, participation certificate1	11,121	26,668
China Yurun Food Group Ltd.1	15,660,000	58,105
Ralcorp Holdings, Inc.2	765,900	44,790
TreeHouse Foods, Inc.2	880,000	40,568
Emami Ltd.1	3,950,000	40,427
Kernel Holding SA1,2	1,618,150	36,709
CP ALL PCL1	25,948,500	36,137
Godrej Consumer Products Ltd.1	3,978,150	35,697
Hite Brewery Co., Ltd.1	305,000	33,971
ARYZTA AG1	768,000	33,828
Davide Campari-Milano SpA1	5,120,000	30,640
Colgate-Palmolive (India) Ltd.1	1,574,824	30,541
Strauss Group Ltd.1	1,863,350	27,790
MARR SpA1	2,462,365	26,563
Emmi AG1	136,100	22,577
Hypermarcas SA, ordinary nominative2	1,400,000	21,753
Nong Shim Co., Ltd.1	113,716	21,732
Coca-Cola Icecek AS, Class C1	1,672,785	20,456
PZ Cussons PLC1	3,347,947	19,308
Church & Dwight Co., Inc.	290,174	18,844
AMOREPACIFIC Corp.1	17,600	17,688
Thai Union Frozen Products PCL1	8,600,000	16,340
Poslovni sistem Mercator, dd1	62,112	12,786
Asian Citrus Holdings Ltd.1	12,890,000	12,447
Wumart Stores, Inc., Class H1	5,205,000	12,425
Origin Enterprises PLC1	3,213,300	12,052
Philip Morris CR as1	22,200	11,487
Tassal Group Ltd.1	6,500,000	8,802
GlaxoSmithKline Consumer Healthcare Ltd.1	183,670	8,315
Eurocash SA1	877,000	7,930
		868,695

UTILITIES — 1.79%
ENN Energy Holdings Ltd.1,3	69,350,000	198,815
Hyflux Ltd1	15,602,000	36,879
AES Tietê SA, preferred nominative	1,765,000	23,565
KSK Energy Ventures Ltd.1,2	5,700,000	22,035
Glow Energy PCL1	13,654,000	19,243
Manila Water Co., Inc.1	41,200,000	17,810
CESC Ltd.1	1,746,400	14,937
Greenko Group PLC1,2	4,214,000	10,311
Thai Tap Water Supply PCL1	49,600,000	9,306
Indiabulls Power Ltd.1,2	12,947,069	8,332
		361,233

TELECOMMUNICATION SERVICES — 0.93%
tw telecom inc.2	5,635,000	104,642
Leap Wireless International, Inc.2	2,000,000	24,700
Total Access Communication PCL1	17,046,000	23,574
Daisy Group PLC1,2,4	10,000,000	15,717
Partner Communications Co. Ltd.1	630,000	11,695
StarHub Ltd1	3,246,840	6,377
		186,705

MISCELLANEOUS — 4.98%
Other common stocks in initial period of acquisition		1,002,429

Total common stocks (cost: $13,862,648,000)		18,283,715

Rights & warrants — 0.06%

INDUSTRIALS — 0.03%
Goodpack Ltd., warrants, expire 20122,3	5,272,000	4,891

INFORMATION TECHNOLOGY — 0.01%
Kingboard Chemical Holdings Ltd., warrants, expire 20122	4,086,320	2,549

MATERIALS — 0.02%
Gran Colombia Gold SA, warrants, expire 20152,3	22,528,000	2,956

HEALTH CARE — 0.00%
BG Medicine, Inc., warrants, expire 20201,2,3,5	57,692	206
Fluidigm Corp., warrant, expires 20191,2,3,5	1	—
		206

MISCELLANEOUS — 0.00%
Other rights & warrants in initial period of acquisition		564

Total rights & warrants (cost: $3,077,000)		11,166

	Shares or
Convertible securities — 0.41%	principal amount

FINANCIALS — 0.20%
Sterling Financial Corp., Series D, convertible preferred1,2,4	220,000	20,240
Synovus Financial Corp. 8.25% convertible preferred 2013, units	522,700	12,503
National Financial Partners Corp. 4.00% convertible notes 20173,4	$4,000,000	4,740
First Southern Bancorp, Inc., Series C, convertible preferred1,2,3,5	2,299	2,299
		39,782

HEALTH CARE — 0.14%
Fluidigm Corp., Series E, convertible preferred1,2,3,5	1,309,740	14,370
BG Medicine, Inc., Series D, convertible preferred1,2,3,5	1,538,462	13,754
BG Medicine, Inc. 12.00% convertible notes 20111,3,5	$500,000	500
		28,624

INDUSTRIALS — 0.03%
AMR Corp. 6.25% convertible notes 2014	$7,000,000	6,842

ENERGY — 0.03%
Harvest Natural Resources, Inc. 8.25% convertible notes 2013	$3,000,000	6,049

TELECOMMUNICATION SERVICES — 0.01%
tw telecom inc. 2.375% convertible debentures 2026	$1,600,000	1,876

CONSUMER DISCRETIONARY — 0.00%
Spot Runner, Inc., Series C, convertible preferred1,2,5	1,626,016	122

Total convertible securities (cost: $85,566,000)		83,295

	Principal amount
Bonds & notes — 1.74%	(000)

BONDS & NOTES OF U.S. GOVERNMENT — 1.69%
U.S. Treasury 3.50% 2020	$229,635	249,306
U.S. Treasury 4.375% 2040	79,790	89,626
		338,932

FINANCIALS — 0.05%
Zions Bancorporation 5.50% 2015	3,510	3,470
Zions Bancorporation 6.00% 2015	4,055	4,031
CIT Group Inc., Term Loan 3, 6.25% 20156,7,8	3,191	3,222
		10,723

Total bonds & notes (cost: $331,075,000)		349,655

Short-term securities — 6.68%

Bank of Nova Scotia 0.21%–0.275% due 10/5–11/17/2010	261,800	261,737
Novartis Finance Corp. 0.23%–0.27% due 10/12–12/1/20104	134,000	133,971
Société Générale North America, Inc. 0.26%–0.27% due 10/8–12/1/2010	130,000	129,958
Fannie Mae 0.25%–0.30% due 12/22/2010–1/18/2011	129,300	129,241
Toronto-Dominion Holdings USA Inc. 0.21%–0.24% due 10/13/2010–1/14/20114	106,400	106,360
Freddie Mac 0.23%–0.265% due 10/5–12/21/2010	90,700	90,672
Jupiter Securitization Co., LLC 0.26% due 10/18–12/2/20104	77,300	77,274
Shell International Finance BV 0.19%–0.20% due 10/14–10/25/20104	71,000	70,992
General Electric Co. 0.17% due 10/1/2010	67,000	67,000
Federal Home Loan Bank 0.19%–0.22% due 10/15–11/17/2010	57,300	57,294
Straight-A Funding LLC 0.22% due 10/25/20104	54,400	54,392
International Bank for Reconstruction and Development 0.19% due 1/7/2011	51,900	51,873
Private Export Funding Corp. 0.23% due 11/8/20104	40,000	39,990
Wal-Mart Stores Inc. 0.20% due 11/2/20104	39,500	39,493
Abbott Laboratories 0.20% due 11/1/20104	34,800	34,793

Total short-term securities (cost: $1,345,004,000)		1,345,040

Total investment securities (cost: $15,627,370,000)		20,072,871
Other assets less liabilities		59,363

Net assets		$20,132,234

“Miscellaneous” securities include holdings in their initial period of acquisition that have not previously been publicly disclosed.

1Valued under fair value procedures adopted by authority of the board of directors. The total value of all such securities, including those in “Miscellaneous,” was $9,622,362,000, which represented 47.80% of the net assets of the fund. This amount includes $9,501,434,000 related to certain securities trading outside the U.S. whose values were adjusted as a result of significant market movements following the close of local trading.
2Security did not produce income during the last 12 months.
3Represents an affiliated company as defined under the Investment Company Act of 1940.
4Acquired in a transaction exempt from registration under the Securities Act of 1933. May be resold in the U.S. in transactions exempt from registration, normally to qualified institutional buyers. The total value of all such securities was $896,479,000, which represented 4.45% of the net assets of the fund.
5Acquired in a transaction exempt from registration under the Securities Act of 1933. May be subject to legal or contractual restrictions on resale. Further details on these holdings appear below.

	Acquisition date(s)	Cost (000)	Value (000)	Percent of net assets

First Southern Bancorp, Inc.	12/17/2009	$28,378	$28,378	.14%
First Southern Bancorp, Inc., Series C, convertible preferred	12/17/2009	2,299	2,299	.01
BG Medicine, Inc., Series D, convertible preferred	7/9/2008	10,000	13,754	.07
BG Medicine, Inc. 12.00% convertible notes 2011	3/30/2010–9/27/2010	500	500	.01
BG Medicine, Inc., warrants, expire 2020	3/30/2010–9/27/2010	—	206	.00
Fluidigm Corp., Series E, convertible preferred	12/21/2006–11/16/2009	18,337	14,370	.07
Fluidigm Corp., warrant, expires 2019	8/17/2009	—	—	.00
Value Creation Inc.	8/25/2005–9/1/2006	33,229	11,887	.06
First Michigan Bancorp, Inc.	4/28/2010	9,900	9,900	.05
Spot Runner, Inc.	10/25/2006–3/20/2008	15,071	225	.00
Spot Runner, Inc., Series C, convertible preferred	10/25/2006	6,000	122	.00
HSW International, Inc.	12/17/2007	907	130	.00
Forbes Travel Guide, Inc.	12/17/2007	24	25	.00
Allied Medical Ltd.	8/26/2005–11/15/2005	8	3	.00
Fontainebleau Resorts LLC, Class A, nonvoting units	10/5/2005–6/1/2007	21,500	—	.00

Total restricted securities		$146,153	$81,799	.41%

6Principal payments may be made periodically. Therefore, the effective maturity date may be earlier than the stated maturity date.
7Coupon rate may change periodically.
8Loan participations and assignments; may be subject to legal or contractual restrictions on resale. The total value of all such loans was $3,222,000, which represented .02% of the net assets of the fund.

Key to abbreviations

ADR = American Depositary Receipts
CDI = CREST Depository Interest
GDR = Global Depositary Receipts
CAD = Canadian dollars
GBP = British pounds
HKD = Hong Kong dollars

Investments are not FDIC-insured, nor are they deposits of or guaranteed by a bank or any other entity, so they may lose value.

Investors should carefully consider the investment objectives, risks, charges and expenses of the American Funds. This and other important information is contained in the fund’s summary prospectus and prospectus, which can be obtained from your financial professional and should be read carefully before investing. You may also call American Funds Service Company (AFS) at 800/421-0180 or visit the American Funds website at americanfunds.com.

MFGEFP-935-1110O-S25530

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM ON INVESTMENT PORTFOLIO

To the Shareholders and Board of Directors of
SMALLCAP World Fund, Inc.:

We have audited, in accordance with the standards of the Public Company Accounting Oversight Board (United States), the financial statements of SMALLCAP World Fund, Inc. (the “Fund”) as of September 30, 2010, and for the year then ended and have issued our report thereon dated November 10, 2010, which report and financial statements are included in Item 1 of this Certified Shareholder Report on Form N-CSR.  Our audit also included the Fund’s investment portfolio (the “Schedule”) as of September 30, 2010, appearing in Item 6 of this Form N-CSR.  This Schedule is the responsibility of the Fund’s management.  Our responsibility is to express an opinion based on our audit.  In our opinion, the Schedule referred to above, when considered in relation to the basic financial statements taken as a whole of the Fund referred to above, presents fairly, in all material respects, the information set forth therein.

DELOITTE & TOUCHE LLP

Costa Mesa, California
November 10, 2010

ITEM 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 8 – Portfolio Managers of Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 10 – Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s board of directors since the Registrant last submitted a proxy statement to its shareholders.  The procedures are as follows.  The Registrant has a nominating and governance committee comprised solely of persons who are not considered ‘‘interested persons’’ of the Registrant within the meaning of the Investment Company Act of 1940, as amended. The committee periodically reviews such issues as the board’s composition, responsibilities, committees, compensation and other relevant issues, and recommends any appropriate changes to the full board of directors. While the committee normally is able to identify from its own resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the board. Such suggestions must be sent in writing to the nominating and governance committee of the Registrant, c/o the Registrant’s Secretary, and must be accompanied by complete biographical and occupational data on the prospective nominee, along with a written consent of the prospective nominee for consideration of his or her name by the nominating and governance committee.

ITEM 11 – Controls and Procedures

(a)
The Registrant’s Principal Executive Officer and Principal Financial Officer have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures (as such term is defined in Rule 30a-3 under the Investment Company Act of 1940), that such controls and procedures are adequate and reasonably designed to achieve the purposes described in paragraph (c) of such rule.

(b)
There were no changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12 – Exhibits

(a)(1)	The Code of Ethics that is the subject of the disclosure required by Item 2 is attached as an exhibit hereto.

(a)(2)	The certifications required by Rule 30a-2 of the Investment Company Act of 1940 and Sections 302 and 906 of the Sarbanes-Oxley Act of 2002 are attached as exhibits hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SMALLCAP WORLD FUND, INC.

By /s/ Paul F. Roye
Paul F. Roye, Executive Vice President and Principal Executive Officer

Date: November 30, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By /s/ Paul F. Roye
Paul F. Roye, Executive Vice President and Principal Executive Officer

Date: November 30, 2010

By /s/ Jeffrey P. Regal
Jeffrey P. Regal, Treasurer and Principal Financial Officer

Date: November 30, 2010